                                                                   EXHIBIT 10.35



                          AGREEMENT NO. 980427 BETWEEN



                      SOUTHWESTERN BELL TELEPHONE COMPANY

                                  PACIFIC BELL

                                  NEVADA BELL

                         SOUTHERN NEW ENGLAND TELEPHONE


                                      AND



                           HIGHWAYMASTER CORPORATION



                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                           INDEX
                                                                    Page 1 of 85




                                     INDEX

SECTION A - TERMS & CONDITIONS APPLICABLE TO ENTIRE AGREEMENT
PREAMBLE                                                                         8
SCOPE OF AGREEMENT                                                               8
DEFINITIONS                                                                      9
     1.  ACCEPTANCE DATE                                                         9
     2.  ACCEPTANCE PERIOD                                                       9
     3.  ACCEPTANCE TEST                                                        10
     4.  DELIVERY DATE                                                          10
     5.  DOCUMENTATION                                                          10
     6.  DOWNTIME                                                               10
     7.  EFFECTIVE DATE                                                         10
     8.  ENTERPRISE LICENSE                                                     10
     9.  FIELD ENGINEER                                                         11
     10. GPS MATERIAL                                                           11
     11. INSTALLATION ACCEPTANCE                                                12
     12. INSTALLATION DATE                                                      13
     13. INSTALLATION SITE                                                      13
     14. INTELLECTUAL PROPERTY                                                  13
     15. LICENSE FEE                                                            14
     16. LICENSED SOFTWARE                                                      14
     17. ORDER                                                                  14
     18. PREVENTIVE MAINTENANCE                                                 14
     19. PRINCIPAL PERIOD                                                       15
     20. PRODUCT                                                                15





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                           INDEX
                                                                    Page 2 of 85





SECTION A - TERMS & CONDITIONS APPLICABLE TO ENTIRE AGREEMENT
     21. PROGRAM MATERIAL                                                       15
     22. REMEDIAL MAINTENANCE                                                   15
     23. SERVICES                                                               15
     24. SOFTWARE                                                               15
     25. SYSTEM                                                                 16
ACCEPTANCE OF GPS MATERIAL AS SUCH                                              16
ACCESS                                                                          17
AFFILIATED COMPANY                                                              18
AMENDMENTS AND WAIVERS                                                          18
ASSIGNMENT                                                                      19
CABLES AND RELATED ITEMS                                                        19
CELLULAR SERVICE                                                                19
CHANGES AND SUSPENSIONS                                                         20
CHANGES TO GPS MATERIAL                                                         21
CLEAN UP                                                                        21
COMPLAINTS                                                                      21
COMPLIANCE WITH LAWS                                                            22
CONFLICT OF INTEREST                                                            23
CONTINUING AVAILABILITY OF PARTS, MAINTENANCE AND TECHNICAL SUPPORT SERVICES    23
CURE                                                                            24
DELIVERY                                                                        24
DEPLOYMENT SCHEDULE & PHASED IMPLEMENTATION                                     25
DISPUTES AND DISPUTE RESOLUTIONS                                                29
DOCUMENTATION                                                                   29




                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                           INDEX
                                                                    Page 3 of 85





SECTION A - TERMS & CONDITIONS APPLICABLE TO ENTIRE AGREEMENT
EMERGENCY EQUIPMENT                                                             29
ENGINEERING, DESIGN AND DEVELOPMENT SERVICES                                    30
FOB                                                                             31
FORCE MAJEURE                                                                   31
GOVERNING LAW                                                                   32
GRADE OF SERVICE                                                                32
GSM FOR PACIFIC BELL                                                            32
HAZARDOUS MATERIALS AND REGULATED SUBSTANCES                                    34
HEADINGS                                                                        35
HWM'S LIMITATION                                                                35
INDEPENDENT CONTRACTOR                                                          36
INFRINGEMENT                                                                    36
INSPECTION                                                                      37
INSTALLATION                                                                    38
INSURANCE                                                                       38
LIABILITY                                                                       39
LICENSES & PATENTS                                                              40
M/WBE-DVBE PARTICIPATION PLANS AND REPORT                                       40
MBE/WBE/DVBE CANCELLATION                                                       40
MOST FAVORED CUSTOMER                                                           42
NO THIRD PARTY BENEFICIARY                                                      43
NON-EXCLUSIVE MARKET RIGHTS                                                     43
NON-INTERVENTION                                                                43
NON-WAIVER                                                                      43
NOTICES                                                                         44





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                           INDEX
                                                                    Page 4 of 85





SECTION A - TERMS & CONDITIONS APPLICABLE TO ENTIRE AGREEMENT
ONGOING PERFORMANCE OF REMOTE PANIC ALARM                                       45
ORDER ACCEPTANCE                                                                45
ORDER OF PRECEDENCE                                                             45
PERSONNEL EMPLOYMENT                                                            45
PLANT AND WORK RULES                                                            46
POINTS OF CONTACT                                                               46
PRICES AND PAYMENT                                                              46
PRICE PROTECTION                                                                47
PUBLICITY                                                                       48
PURCHASE AUTHORIZATION                                                          48
PURCHASE PROVISIONS                                                             49
QUALITY ASSURANCE                                                               49
RECORDS AND AUDIT                                                               51
REGISTRATION                                                                    51
RELEASES VOID                                                                   51
RELOCATION                                                                      52
REMEDIES CUMULATIVE                                                             52
RESPONSIBILITIES                                                                52
RISK OF LOSS                                                                    53
SBC AND HWM  INFORMATION                                                        53
SEVERABILITY                                                                    53
SHIPPING AND BILLING                                                            54
SITE PREPARATION                                                                55
SURVIVAL OF OBLIGATIONS                                                         55
TAXES                                                                           56




                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                           INDEX
                                                                    Page 5 of 85






SECTION A - TERMS & CONDITIONS APPLICABLE TO ENTIRE AGREEMENT
TECHNICAL REQUIREMENTS AND SPECIFICATIONS                                       58
TERMINATION AND CANCELLATION                                                    58
TIME IS OF THE ESSENCE                                                          59
TIMELY PERFORMANCE                                                              59
TITLE                                                                           59
TRADE-INS                                                                       59
TRAINING                                                                        60
TRANSPORTATION                                                                  60
UNIVERSAL DESIGN                                                                61
WARRANTY                                                                        62
WORK DONE BY OTHERS                                                             64
WORK HEREUNDER                                                                  64

SECTION B - SOFTWARE LICENSE
GENERAL                                                                         65
GRANT OF LICENSE                                                                65
DOCUMENTATION UPDATES                                                           65
ERROR CORRECTIONS                                                               66
FORM OF ORDER                                                                   68
INSTALLATION OF SOFTWARE                                                        68
SOFTWARE PRODUCT DELIVERY & INSTALLATION                                        69
RELOCATION OF SOFTWARE                                                          70
RETURN OF SOFTWARE                                                              71
RIGHT TO REPRODUCE GPS MATERIAL AND DOCUMENTATION                               71
RISK OF LOSS                                                                    71


                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                           INDEX
                                                                    Page 6 of 85





SECTION B - SOFTWARE LICENSE
SOFTWARE UPDATES                                                                72
SOURCE AVAILABILITY AND SOURCE CODE ESCROW                                      73
SOURCE CODE                                                                     76
STANDARD OF PERFORMANCE                                                         76
TITLE                                                                           77
USE OF THE SOFTWARE                                                             77
USE OF PLATFORMS                                                                77
WARRANTY                                                                        77

SECTION C - GPS MATERIAL MAINTENANCE SERVICES
GENERAL                                                                         80
ACCESS                                                                          80
BASIC SERVICE                                                                   80
ENGINEERING CHANGES                                                             81
ESCALATION PROCEDURE                                                            82
FORM OF ORDER                                                                   82
MAINTENANCE BY OTHERS                                                           83
MAINTENANCE LOG                                                                 83
PARTS                                                                           83
PARTS INVENTORY                                                                 83
REMEDIAL MAINTENANCE                                                            84
STORAGE AND WORK SPACE                                                          84
TERM OF ORDER                                                                   85
TIME AND MATERIAL                                                               85


SECTION D - HWM NETWORK SERVICES
GENERAL                                                                         86





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                           INDEX
                                                                    Page 7 of 85




SCOPE OF RESPONSIBILITY                                                         86
ALARM MONITORING                                                                90

SECTION E - ENTIRE AGREEMENT
ENTIRE AGREEMENT                                                                91

Appendix I           GPS Specifications
Appendix II          Pricing
Appendix III         Change Order
Appendix IV          Executive Orders and Associated Regulations
Appendix V           HWM's Quality Program Specifications

Exhibit A            PRIME SUPPLIER MBE/WBE/DVBE PARTICIPATION PLAN
Exhibit B            PARTICIPATION PLANS AND RESULTS REPORTS





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                    Page 8 of 85





SECTION A - TERMS & CONDITIONS APPLICABLE TO ENTIRE AGREEMENT
PREAMBLE

This agreement ("Agreement") is made and entered into by and between Southwestern Bell Telephone Company, Pacific Bell, Nevada Bell and Southern New England Telephone (collectively "SBC") and HighwayMaster Corporation ("HWM") to provide for acquisition, support and development of a Global Positioning Satellite ("GPS") System and associated material ("GPS Material"). This Agreement shall be effective as of the date of its execution by the last of the parties hereto as defined below and, unless otherwise extended or terminated, shall expire on December 31, 2001, whichever occurs first. SBC's liability for HWM's costs and termination fees through the date of termination, as set forth in the "Purchase Authorization" section below, shall survive termination or expiration of this Agreement for any reason whatsoever, except for cancellation of this Agreement as a result of HWM's failure to cure a material breach during the applicable cure period (see, Termination and Cancellation paragraph).
Prior to delivery of Phase 2 requirements, only a failure to deliver GPS Material failing to meet Phase 1 requirements as set forth in the GPS specifications ("GPS Specifications"), attached hereto as Appendix I, and by this reference made a part hereof (defined in the Deployment Schedule below) or Installation services that do not conform with the GPS Specifications and are materially defective will be considered a HWM material breach. With the execution of this Agreement, Agreement No. 980374 will be replaced in its entirety with this Agreement.

SCOPE OF AGREEMENT

This Agreement is applicable to the procurement by SBC from HWM of Global Positioning System (GPS) material ("GPS Material") specified in Orders submitted by SBC and any Software System and Services that have been announced by HWM on or before the effective date hereof and, unless HWM notifies SBC to the contrary, material, Software, Systems and Services available after such effective date. The terms and conditions of this Section A will apply to all other sections of this Agreement.

The provisions of this Agreement shall apply to all contracts entered into between HWM and SBC during the term of this Agreement with respect to the GPS Material and Services which are the subject of this Agreement unless the parties expressly agree otherwise by a written modification to this Agreement, signed by the persons who executed this Agreement or their authorized
representatives.   In





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                    Page 9 of 85





SCOPE OF AGREEMENT (CONTINUED)

the absence of such a modification to this Agreement or such separate agreement, any terms in any other contract which are additional to, different from or inconsistent with the provisions of this Agreement shall be deemed to be void and of no effect whatsoever.

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]The prices quoted in this Agreement are based on the services outlined in Phases 1, 2 and 3 below. Pricing for future requirements, including development Phase 4 and beyond, will be negotiated as they are defined.

DEFINITIONS

For the purposes of this Agreement, all terms defined herein will have the meanings so defined, unless the context clearly indicates otherwise. A term defined in the singular will include the plural and vice versa when the context so indicates. As used in this Agreement, the following terms shall have the definitions set forth below:

         1.      ACCEPTANCE DATE

         "ACCEPTANCE DATE" MEANS THE LAST DAY OF AN ACCEPTANCE PERIOD IN WHICH A PRODUCT HAS SUCCESSFULLY COMPLETED THE ACCEPTANCE TESTS. IF SBC WAIVES THE ACCEPTANCE TEST(S) FOR ANY PRODUCT IN WRITING, THE ACCEPTANCE DATE FOR SUCH PRODUCT WILL BE THE INSTALLATION DATE FOR SUCH PRODUCT. FOR ANY MAINTENANCE, SUPPORT OR OTHER SERVICE FOR WHICH AN ACCEPTANCE TEST IS NOT REQUIRED, THE ACCEPTANCE DATE WILL BE THE EFFECTIVE DATE.

         2.      ACCEPTANCE PERIOD

         "Acceptance Period" means a period of fifteen (15) consecutive calendar days (or the period specified in the Order) during which the Acceptance Test(s) for a Product is/are performed.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 10 of 85





DEFINITIONS (CONTINUED)

         3.      ACCEPTANCE TEST

         "Acceptance Test" means the performance and reliability demonstrations and tests defined herein that must be successfully completed by a Product during the Acceptance Period which may include but will not necessarily be limited to: (1) successful completion of SBC's routine business transactions, (2) tests, demonstrations or transactions performed during any HWM benchmarking, and (3) any other tests, demonstrations or transactions included or referenced in the GPS Specifications or which are appropriate to determine whether the Product conforms to the requirements of the GPS Specifications.

         4.      DELIVERY DATE

         "Delivery Date" means the date by which all items and parts of the GPS Material as ordered are delivered to the destination specified in the applicable Order.

         5.      DOCUMENTATION

         "Documentation" will include, but not be limited to, user and system manuals, training materials in machine readable or printed form.

         6.      DOWNTIME

         "Downtime" means that period of time during which a Product is not operating in accordance with the requirements of an Order or the GPS Specifications as defined herein through no fault of SBC. Unless otherwise specified herein or in an Order accepted by HWM, downtime for each malfunction will start when SBC contacts HWM's designated representative at a prearranged contact point and will end when the GPS Material is operating in accordance with the requirements of the Order or GPS Specifications.

         7.      EFFECTIVE DATE

         "Effective Date" means the date shown on an Order which is the beginning date for such Order.

         8.      ENTERPRISE LICENSE

         "Enterprise License" means Products may be used at any location, on any platform and by any number of Users.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 11 of 85





DEFINITIONS (CONTINUED)

         9.      FIELD ENGINEER

         "Field Engineer" means a person in HWM's employ qualified to repair GPS Materials in a timely and professional manner.

         10.     GPS MATERIAL

         "GPS MATERIAL" means an in-vehicle monitoring system as more specifically defined in the GPS Specifications Document attached hereto but at a minimum consisting of:

-------------------------------------------------------------------------------------------------------------------
[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST                      [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT. THE OMITTED                           FOR CONFIDENTIAL TREATMENT. THE OMITTED
MATERIAL HAS BEEN FILED SEPARATELY WITH THE                       MATERIAL HAS BEEN FILED SEPARATELY WITH THE
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------




                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 12 of 85




-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------
[Text has been omitted pursuant to a request                      [Text has been omitted pursuant to a request
for confidential treatment. The omitted                           for confidential treatment. The omitted
material has been filed separately with the                       material has been filed separately with the
SEC.]                                                             SEC.]
-------------------------------------------------------------------------------------------------------------------

          [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
          THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         11.     INSTALLATION ACCEPTANCE

         "INSTALLATION ACCEPTANCE" for the purpose of this Agreement means only the acceptance of the installation of the GPS Material and not the acceptance of the GPS Material as such. Installation Acceptance shall occur when the installed GPS Materials are demonstrated to SBC to be operational through:





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 13 of 85





DEFINITIONS (CONTINUED)

         11.     INSTALLATION ACCEPTANCE (CONTINUED)

         [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
                 TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH
                 THE SEC.]12.   INSTALLATION DATE

         "Installation Date" means the date by which all components of a Product or System are installed and prepared for Acceptance Tests at the location specified in the applicable Order. The Installation Date for Software and GPS Material includes delivery of Software, manuals and supporting Documentation. The Installation Date may differ from one Installation Site to another.

         13.     INSTALLATION SITE

         "Installation Site" means the vehicle or work station location, established by SBC, in which the GPS Material will reside. The Installation Site(s) for each Product will be identified in the applicable Order.

         14.     INTELLECTUAL PROPERTY

         "Intellectual Property" means all copyrights, patents, mask works, trade secrets, or other rights associated with any ideas, concepts, techniques, inventions, processes, or works of authorship





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 14 of 85





DEFINITIONS (CONTINUED)

         15.     LICENSE FEE

         "License Fee(s)" means the fee associated with licensing of Product(s) from HWM.

         16.     LICENSED SOFTWARE

         "Licensed Software" means a standard computer program with respect to which HWM has the right to grant SBC a license or sublicense to use same. Licenses are granted as either perpetual or periodic, exclusive or non-exclusive, for which HWM may or may not receive a License Fee. Licensed Software also includes all associated Documentation.

         17.     ORDER

         "Order" means an SBC document executed hereunder ordering GPS Materials and/or Services and will be deemed to incorporate (1) the provisions of this Agreement (including the Exhibits attached hereto), as it may from time to time be amended, (2) the GPS Specifications applicable to such Order and (3) any subordinate documents attached to or referenced in this Agreement, such GPS Specifications or such Order. Each Order will be deemed to be a separate and independent agreement between the parties with respect to the subject matter thereof.

         18.     PREVENTIVE MAINTENANCE

         "Preventive Maintenance" means maintenance performed or required to be performed by HWM on a scheduled basis to keep the GPS Material in good operating condition in accordance with the requirements of the applicable Order. Preventive Maintenance, if applicable, will include
         (1) calibration, testing, adjustments, cleaning, lubrication, replacement of worn, defective or questionable parts, (2) maintenance and engineering services necessary to retrofit or otherwise install engineering changes, modifications and improvements (including the latest engineering revision and all reliability improvements) approved by HWM for SBC's configuration/environment as mutually agreed upon by SBC and HWM and made to any GPS Material by HWM at any time during the maintenance term for that GPS Material; and (3) automatic update services for all manuals and Documentation furnished with any GPS Material.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 15 of 85






DEFINITIONS (CONTINUED)

         19.     PRINCIPAL PERIOD

         "Principal Period" means a consecutive ten (10)-hour period daily, Monday through Friday, excluding New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day that HWM will install or perform maintenance services. Unless otherwise specified in the Order, such ten (10) hour period will be from 8:00 p.m. to 6:00 a.m. based on the local time in each SBC or Affiliated Company's city.

         20.     PRODUCT

         "Product" means any GPS Material, Software or System acquired by SBC hereunder as described herein.

         21.     PROGRAM MATERIAL

         "Program Material" means all material associated with Software ordered hereunder including, but not limited to, test data, flow charts, Documentation, data file listings, input and output formats. Program Material expressly excludes source code and source code listings.

         22.     REMEDIAL MAINTENANCE

         "Remedial Maintenance" means maintenance performed by HWM which is necessary to return inoperative or malfunctioning GPS Material to good operating condition.

         23.     SERVICES

         "Services" means any service specified in an Order including, but not limited to, any programming service, Preventive Maintenance, Remedial Maintenance, software maintenance, technical consultation services, and support services.

         24.     SOFTWARE

         "Software" means custom Software and Licensed Software, including any associated compiled program, routine, subroutine translation, compiler, diagnostic routine, control software, and firmware. Software does not include source code, source code listings and similar raw component formats.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 16 of 85





DEFINITIONS (CONTINUED)

         25.     SYSTEM

         "System" means any collection or aggregation of two (2) or more GPS Materials designed to function, or represented by HWM as being capable of functioning, as an entity.

ACCEPTANCE OF GPS MATERIAL AS SUCH

SBC reserves the right to accept or reject GPS Materials fifteen (15) days after delivery at the location designated in the applicable order. If, prior to Acceptance by SBC, any of the GPS Materials or Services are found to not be in strict conformance with this Agreement, including the GPS Specifications, SBC shall have the right: (a) to reject the GPS Materials or Services and, after providing HWM with written notice and an opportunity to cure as set forth in this Agreement, cancel the Agreement and any applicable order and return any GPS Materials or (b) at its option (1) in the case of GPS Materials, require that such GPS Materials be repaired or replaced promptly at HWM's risk and expense (including freight charges) within thirty (30) days and (2) in the case of Services, require the performance or reperformance of such Services. Acceptance of GPS Materials by SBC shall be without prejudice to SBC's right to revoke acceptance pursuant to the Uniform Commercial Code. SBC will conduct and complete acceptance testing, using its best efforts to complete acceptance for each phase, release or shipment on the day of delivery and installation.
In the event that acceptance is not possible on the day of installation, SBC will provide a single contact person with authority to sign off on acceptance, by region, and will use its best efforts to sign off on acceptance or rejection within two (2) weeks after installation. SBC's acceptance testing will consist of tests to determine whether the GPS Materials meet the GPS Specifications. After acceptance of any phase, release or shipment, any subsequent failures of the GPS Material to meet the GPS Specifications applicable to such phase or release shall be handled under applicable warranty provisions.

IF HWM IS UNABLE TO DELIVER GPS MATERIAL THAT MEETS THE PHASE 1 SPECIFICATIONS AS SET FORTH IN THE GPS SPECIFICATIONS, OR IS UNABLE TO INSTALL SUCH MATERIALS IN ACCORDANCE WITH THE GPS SPECIFICATIONS, BY THE END OF THE APPLICABLE CURE PERIOD FOR DELIVERY AND INSTALLATION OF PHASE 1 FUNCTIONALITY, SBC WILL HAVE THE RIGHT TO RECEIVE A REFUND EQUAL TO 100% OF AMOUNTS





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                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 17 of 85





ACCEPTANCE OF GPS MATERIAL AS SUCH (CONTINUED)

PAID TO HWM EXCEPT FOR NETWORK SERVICE CHARGES, UPON SBC'S RETURN OF THE GPS MATERIAL IN GOOD WORKING ORDER, NORMAL WEAR AND TEAR EXCLUDED.

IF HWM IS UNABLE TO DELIVER AND INSTALL GPS MATERIAL THAT MEETS THE PHASE 2 AND PHASE 3 SPECIFICATIONS AS SET FORTH IN THE GPS SPECIFICATIONS, BY THE END OF THE APPLICABLE CURE PERIOD FOR DELIVERY AND INSTALLATION OF SUCH GPS MATERIAL, SBC SHALL HAVE THE RIGHT TO REVOKE ITS PREVIOUS ACCEPTANCE AND RECEIVE A REFUND EQUAL TO EIGHTY-FIVE PERCENT (85%) OF THE AMOUNTS PAID BY SBC TO HWM EXCEPT FOR NETWORK SERVICE CHARGES, UPON SBC'S RETURN OF THE GPS MATERIAL IN GOOD WORKING ORDER, NORMAL WEAR AND TEAR EXCLUDED.

ACCESS

SBC's Premises:

1. HWM shall when appropriate have reasonable access to SBC's premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable HWM to perform its obligations under this Agreement. HWM shall coordinate such access with SBC's designated representative prior to visiting such premises. HWM assures SBC that only persons employed by HWM or subcontracted by HWM will be allowed to enter SBC's premises. If SBC requests HWM or it's Subcontractor to discontinue furnishing any person provided by HWM or it's Subcontractor from performing work on SBC's premises, HWM shall immediately comply with such request. Such person shall leave SBC's premises promptly and HWM shall not furnish such person again to perform work on SBC's premises without SBC's written consent.

2. SBC may require HWM or its subcontractor employees to exhibit identification credentials, which SBC may issue in order to gain access to SBC's premises for the performance of Services hereunder. If, for any reason, any HWM's or HWM's subcontractor employees are no longer performing such Services, HWM shall immediately inform SBC.





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
                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 18 of 85





ACCESS (CONTINUED)

         Notification shall be followed by the prompt delivery to SBC of the identification credentials, if issued by SBC, or a written statement of the reasons why said identification credentials cannot be returned.

3. HWM shall ensure that its personnel and subcontractor perform work which conforms to SBC's practices and handbooks to protect GPS Material, buildings or structures and to perform Services with care and due regard for the safety, convenience and protection of SBC, its employees and property, and members of the public.

4. In the event of theft or loss of property attributable to HWM, HWM shall replace the property and/or reimburse SBC for replacement value of the item.

5. HWM shall be responsible for ensuring that all persons furnished by HWM work harmoniously with all others when on SBC's premises.

AFFILIATED COMPANY

"Affiliated Company" as used herein will be any present or future subsidiary, affiliate or parent company of SBC. Subject to acceptance of an Order by HWM, in accordance with the Order Acceptance clause herein, any Affiliated Company that places an Order with HWM hereunder may incorporate into such Order the terms and conditions of this Agreement. Such Affiliated Company will be responsible for its own obligations including, but not limited to, charges incurred in connection with such Order. Nothing in this Agreement will be construed as requiring SBC to indemnify HWM for any acts or omissions of any Affiliated Company.

AMENDMENTS AND WAIVERS

This Agreement may be amended or modified only by a written document signed by the authorized representative of the party against whom enforcement is sought. No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right or condition. Waiver by either party of any default shall not be deemed a waiver of any other default.

ASSIGNMENT

Neither party hereto may assign, subcontract or otherwise transfer it's rights or obligations under this Agreement except with the prior written consent of the other party hereto, which consent will not be unreasonably withheld; provided, however, SBC will have the right to assign this Agreement to any present or future AFFILIATE, SUBSIDIARY OR PARENT CORPORATION of SBC, without securing the consent of HWM and may grant to any such assignee the same rights and privileges SBC enjoys hereunder. Any attempted assignment not assented to in the manner prescribed herein, except an assignment confined solely to money due or to become due, will be void. It is expressly agreed that any assignment of money will be void if (a) HWM fails to give SBC at least thirty (30) days prior written notice thereof, or (b) such assignment imposes or attempts to impose upon SBC additional costs or obligations in addition to the payment of such money or (c) denies, alters or attempts to alter any of SBC's rights.





                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 19 of 85



CABLES AND RELATED ITEMS

Each Order will be deemed to include, at no additional charge unless otherwise specified, all cables necessary to operate all ordered Product at SBC's Installation Site in accordance with the GPS Specifications. CELLULAR SERVICE

The actual cellular service for the purpose of this Agreement will be provided by HWM as follows, in addition to the monthly Network Services fees as outlined in Appendix II, Pricing, attached hereto and by this reference made a part hereof:

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]CELLULAR SERVICE (CONTINUED)[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

CHANGES & SUSPENSIONS

1. SBC may, by notice to HWM at any time before complete delivery is made under any Order, request changes via a written Change Order, attached hereto as Appendix III, and by this reference made a part hereof within the general scope of such Order, including changes to quantities, drawings, designs or GPS Specifications. Within a reasonable time of receipt of the written Change Order, HWM shall provide SBC with a Response to the Change Order including at a minimum the estimated changes to prices, delivery dates, and the feasibility of the implementation of changes to the GPS Specifications. SBC and HWM must agree in writing to acceptance of the Change Order, including any adjustments in prices or dates necessitated thereby and shall execute a written revised Order reflecting such adjustments.

2. HWM may not, under any circumstances, rely on oral modifications to any Order made under this Agreement.

3. If HWM desires to modify the Products and/or Services specified in any Order, HWM shall provide written notice to SBC of the requested modifications. SBC shall provide a written response to the request within fifteen (15) days of the date of receipt of the request from HWM. SBC shall approve the request if the Products and/or Services, as modified, conform to the GPS Specifications. SBC has the right to test any new,





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                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 20 of 85





CHANGES & SUSPENSIONS

         changed or revised Products and/or Services or have it tested by its third party subcontractor prior to approval. If the Products and/or Services do not conform to the GPS Specifications, SBC shall have the right to reject such changes or modifications. In addition, SBC shall reserve the right to determine whether a new software change is applied.

CHANGES TO GPS MATERIAL

If HWM desires to modify the GPS Materials, HWM shall provide samples of the GPS Materials and written notice to SBC of the requested modifications. SBC shall provide a written response to the request within thirty (30) days of the date of receipt of the request from HWM. SBC shall approve the request if the GPS Materials, as modified, conform to the GPS Specifications. For purposes of this clause, GPS Materials include GPS receiver, antenna, cellular Transceiver and cellular antenna, microprocessor, handset, power supply, panic alarm, key fob, modem and installation components such as the pedestal.

SBC has the right to test any new, changed or revised GPS Material or have it tested by its third party subcontractor prior to approval. If the GPS Material does not conform to the GPS Specifications, SBC shall have the right to reject such changes or modifications. In addition, SBC shall reserve the right to determine whether the new GPS Material is acceptable.

CLEAN UP

Upon completion of the installation of any Product hereunder, HWM will remove promptly all HWM's tools, equipment, materials and debris from SBC's premises.

COMPLAINTS

SBC reserves the right to notify HWM in cases where SBC has identified current or potential problems or service area concerning the operation, maintenance, engineering, installation or design of GPS Material furnished hereunder. Whenever SBC exercises such right, HWM agrees to:

1. Accept such notice (hereinafter referred to as an "Engineering Complaint") and respond appropriately to resolve the Engineering Complaint. HWM agrees to review the standards contained in Bell Communications Research,





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
                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 21 of 85






COMPLAINTS (CONTINUED)

         Inc. ("Bellcore") technical publication GR-230-CORE, Issue 1, September 1994, entitled "Engineering Complaints and Service Failure Analysis Reports" during the ninety (90) days following the execution of this Agreement so that it can determine whether it is feasible for HWM to comply with these standards. If it is economically and operationally feasible for HWM to comply with the Bellcore standards without material additional operational expense on HWM's part, HWM agrees to use its best effort to comply.

2. Acknowledge receipt of such Engineering Complaint and advise SBC of HWM's proposed organization responsible for resolving it within ten
         (10) working days of HWM's receipt thereof.

3. Resolve such Engineering Complaints within ninety (90) days calendar days of the date of SBC's notice, unless a later date is mutually agreed upon by the parties. If unable to resolve an Engineering Complaint within said ninety (90)-day period, HWM will issue an "interim report" as defined in GR-230-CORE.

4. Furnish to SBC a monthly report of the status of open Engineering Complaints, in a mutually agreed upon medium, together with a proposed schedule for their resolution.

5.       Notify SBC in writing when an Engineering Complaint has been resolved.

COMPLIANCE WITH LAWS

HWM shall comply with the provisions of the Fair Labor Standards Act, the Occupational Safety and Health Act and all other applicable federal, state, county and local laws, ordinances, regulations and codes, including, but not limited to, the procurement of permits, certificates, approvals, inspections and licenses when needed, in the performance of this Agreement.

Southwestern Bell Telephone Company, Pacific Bell, and Nevada Bell, as common carriers of telecommunications services, work as contractors for various departments and agencies of the United States Government, and, for that reason, work under their agreements may be subject to certain Executive Orders, laws , and associated regulations. To the extent that such Executive Orders, laws, and associated regulations apply to work under this agreement, and only to that extent, HWM agrees to comply with the provisions of Appendix IV, Executive





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                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 22 of 85





COMPLIANCE WITH LAWS (CONTINUED)

Orders and Associated Regulations attached hereto and by this reference made a part hereof.

CONFLICT OF INTEREST

HWM represents and warrants that no officer, director, employee or agent of SBC has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from HWM or any of HWM's officers, director's employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents or agreements entered into or executed in connection herewith.

CONTINUING AVAILABILITY OF PARTS, MAINTENANCE AND TECHNICAL SUPPORT SERVICES

1. HWM agrees to offer for sale to SBC for a period of five (5) years after the Termination, Cancellation or expiration date of this Agreement, functionally equivalent additions/modifications, maintenance, replacement, and technical support services at HWM's then current rates for said parts and/or services,

2. If HWM fails or is unable to supply such parts or obtain another source of supply for SBC, then such inability shall be considered noncompliance with this Section and, in addition to whatever other rights and remedies SBC may have at law or in equity, HWM shall be obligated to provide SBC, without obligation or charge, with limited, nonexclusive license to the "technical information" or any other rights required so that SBC can have manufactured or can obtain such parts from other sources. No right of sublicense is granted herein.

3. The "technical information" includes, by example and not by way of limitation:

         a. manufacturing drawings and GPS Specifications of raw materials and components comprising such parts;

         b. manufacturing drawings and GPS Specifications covering special tooling and the operation thereof;

         c. a detailed list of all commercially available parts and components purchased by HWM, disclosing the part number,





                       RESTRICTED PROPRIETARY INFORMATION
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                  and is not for general distribution within or
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                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 23 of 85





CONTINUING AVAILABILITY OF PARTS, MAINTENANCE AND TECHNICAL SUPPORT SERVICES (CONTINUED)

         name and location of the supplier and price lists for the purchase thereof.

4. HWM shall provide support for System Software or System Software Features provided under this Agreement. In the event HWM refuses to provide support then HWM shall grant to SBC a non-exclusive license, without charge, to use such System Software programs, System Software documentation and/or System Software tools and other technical information as may be required for the purpose of so maintaining the System Software and to provide for network compatibility. No right of sublicense is granted to SBC.

5.       HWM shall provide SBC advance written notification no later than two
         (2) years prior to the discontinuance of the manufacture or the provision of any GPS Material hereunder.

CURE

SBC will not be deemed to be in default under any of the terms of this Agreement, and HWM may not seek or attempt to enforce any remedy for any claimed default, unless SBC fails to cure or correct same within thirty (30) days following receipt of written notice thereof from HWM.

DELIVERY

HWM agrees to make its best efforts barring complication in procuring parts to have at least eleven thousand five hundred (11,500) GPS Units installed by December 29, 1998. HWM further agrees to keep SBC informed, in writing, of any delays in meeting this schedule.

HWM agrees to deliver all GPS Material on the Delivery Dates and to the Installation Sites specified in the applicable Orders. SBC may request delivery in advance of the Delivery Date specified in an Order by notifying HWM in writing to that effect at least thirty (30) days prior to the specified Delivery Date. If such advanced delivery is accepted by HWM, SBC will amend the Order accordingly.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 24 of 85





DELIVERY (CONTINUED)

At any time, but not less than thirty (30) days prior to the Delivery Date specified in an Order, SBC, by written notification to HWM, may delay such Date, for a period not to exceed thirty (30) days. HWM will assume full responsibility for dealing with carriers to insure timely delivery of its shipments, locate missing or late shipments, resolve billing for transportation charges and submit and resolve all insurance claims arising from damage to its shipments.

DEPLOYMENT SCHEDULE AND PHASED IMPLEMENTATION

         GPS MATERIAL INSTALLATION

         HWM shall begin installation of the eleven thousand five hundred (11,500) GPS Units on September 15, 1998. HWM will use its best efforts to deliver and install the units by December 29, 1998. [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] Prices for installation are shown on Appendix II, and should be combined on the invoice with the GPS Material upon completion of Installation Acceptance. SWBT will remit to HWM payment in full as outlined in the clause entitled Prices and Payment. Installation Acceptance shall be completed within two (2) weeks of delivery and installation of such shipment. HWM will deploy installers who will be dedicated an average of eight (8) hours per day, five (5) days per week.

         PHASES

         This clause describes the basic requirements and development items for the SBC GPS System. HWM and SBC agree to complete the GPS Specifications that will provide the functionality specified below for Phases 1, 2, and 3 as per the dates specified below:

         1. HWM will develop and present their complete thorough GPS Specification to SBC by September 12, 1998.





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                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 25 of 85





DEPLOYMENT SCHEDULE AND PHASED IMPLEMENTATION (CONTINUED)

         2. SBC will review and provide comments to HWM on the GPS Specifications by September 22, 1998.

         3. SBC and HWM will meet to resolve any disputes in the GPS Specifications.

         Each party agrees to devote the necessary resources to complete the GPS Specifications.

         If HWM and SBC cannot resolve any disputes remaining after 3, above, HWM's decision will prevail. However, SBC has the right to escalate the dispute directly to a single arbitrator (in accordance with the provisions specified in the paragraph of this Agreement called "Disputes and Dispute Resolution") to present its case that HWM's omission of a GPS Specification is, or inclusion of a GPS Specification is not, necessary to meet the GPS System functionality.

         HWM represents and warrants that the GPS Specifications will meet the functionality for Phases 1, 2 and 3.

         Once the GPS Specifications are complete and are executed by both parties, the GPS Specifications will control over any discrepancies or ambiguities between the RFP and the Phase 1, 2 and 3 descriptions in this Agreement.

         In developing the GPS Specifications, the parties agree that the scope and functionality of the GPS Material will not expand beyond that set forth in Phases 1, 2 and 3 herein and in the product specification document which is attached hereto . Any additional or subsequent changes will only be made upon the mutual agreement of the parties and will be treated as a Change Order, subject to the payment of additional development and/or product fees to HWM if SBC requests expanded functionality.

HWM agrees to provide the following requirements and functionality as generally described below and more specifically described in the GPS Specifications Document attached to this Agreement:





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                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 26 of 85






DEPLOYMENT SCHEDULE AND PHASED IMPLEMENTATION (CONTINUED)
[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]
DEPLOYMENT SCHEDULE AND PHASED IMPLEMENTATION (CONTINUED)[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]
Should HWM not meet the requirements outlined under Phase 2 above, by delivering the software enhancements necessary to meet the GPS Specifications to provide such requirements and making it available for Installation by January 15, 1999, or within a period of thirty (30) days thereafter then, in addition to all other remedies provided under this Agreement or at law, HWM agrees to credit or refund SWBT as liquidated damages and not as a penalty, an amount equal to ten thousand dollars ($10,000) for each month after January, 1999, during any portion of which the delay continues.

Should HWM not meet the requirements outlined under Phase 3 above, by delivering the software enhancements necessary to meet the GPS Specifications to provide such requirements and making it available for Installation by January 15, 1999, or within a period of thirty (30) days thereafter then, in addition to all other remedies provided under this Agreement or at law, HWM agrees to credit or refund the entities of Pacific Bell and Nevada Bell as a whole, as liquidated damages and not as a penalty, an amount equal to ten thousand dollars ($10,000) for each month after January, 1999, during any portion of which the delay continues. If HWM should fail to meet this date through no fault of its own, such as an unforeseen issue, non-performance or failure of cooperation related to a third party (such as Nokia), the above liquidated damage clause would not be applicable, and HWM's Delivery Dates shall be extended in proportion to such delay by a third party.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or
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                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 27 of 85








DISPUTES AND DISPUTE RESOLUTION

Any dispute arising out of or relating to this Agreement or the breach, Termination, or validity thereof, not settled within thirty (30) days of written notice of such dispute, shall be settled by arbitration in accordance with the then current Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes by three independent and impartial arbitrators, of whom each party shall appoint one and the two appointed arbitrators shall pick a third arbitrator. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16 and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Ramon, California, St. Louis, Missouri, or Dallas, Texas, or their environs at the discretion of the party requesting arbitration. The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration. Final and binding arbitration in accordance with the procedures specified in this Section shall be the sole and exclusive procedure for the resolution of any such disputes.

DOCUMENTATION

HWM will provide, at no additional cost to SBC, at least two (2) copies of each update or revision to such original Documentation to each Installation Site and SBC's General Headquarters. Additional copies of such Documentation will be furnished at the then current per copy prices as specified in HWM's price list.

SBC will have the right to reproduce all printed material, Documentation, and manuals supplied by HWM hereunder, provided that such reproduction is made solely for SBC's internal use hereunder and includes any HWM copyright notice contained in the original item being reproduced.

SBC may modify any Documentation for its own use and at its own expense to meet its specific requirements.

EMERGENCY EQUIPMENT

HWM agrees to make every reasonable effort to assist SBC in locating GPS Material compatible with that furnished by HWM hereunder in the event of an emergency, such as a major breakdown, fire or other disaster.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 28 of 85





EMERGENCY EQUIPMENT (CONTINUED)

SBC, at its option, may accept or reject an offer by HWM to use emergency or substitute GPS Material. If accepted, the charge for such use, if any, will be a limited arrangement between SBC and HWM until permanent replacement GPS Material is installed and accepted.

ENGINEERING, DESIGN AND DEVELOPMENT SERVICES

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.] [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

FOB

GPS Material purchased hereunder will be shipped FOB Destination, prepay and add, in accordance with the requirements of the clauses herein entitled SHIPPING AND BILLING and TRANSPORTATION.

FORCE MAJEURE

1. Neither party shall be deemed in default of this Agreement or any Order to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions or strikes.

2. If any Force Majeure condition occurs, HWM shall give immediate notice to SBC and SBC may elect to either: (1) terminate the affected Order(s) or any part thereof, (2) suspend the affected Order(s) or any part thereof for the duration of the Force Majeure condition, with the option to obtain elsewhere GPS Material and Services to be furnished under such Order(s) and deduct from any commitment under such Order(s) the quantity of the GPS Material and Services obtained or for which commitments have been made elsewhere or (3) resume performance under such Order(s) once the Force Majeure condition ceases, with an option in SBC to extend any affected delivery or performance date up to the length of time the Force Majeure condition endured. Unless SBC gives written notice within thirty (30) days after being notified of the Force Majeure condition, option (2) shall be deemed selected.

3. Failure of HWM's subcontractors or suppliers to deliver GPS Material or perform Services shall not be deemed a Force Majeure condition unless such failure or delay is a result of a Force Majeure experienced by HWM's subcontractors or suppliers.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 29 of 85





GOVERNING LAW

1. With respect to Pacific Bell and Nevada Bell, this Agreement and performance hereunder shall be governed by the laws of the state of California. With respect to Southwestern Bell Telephone Company, this Agreement and performance hereunder shall be governed by the laws of the state of Missouri. With respect to Southern New England Telephone, this Agreement and performance hereunder shall be governed by the laws of the state of Connecticut.

2. This Agreement shall be considered completed, entered into, and executed in California on behalf of Pacific Bell and Nevada, in Missouri on behalf of Southwestern Bell Telephone Company and Connecticut on behalf of Southern New England Telephone.

GRADE OF SERVICE

The parties agree to develop minimum performance standards to which the GPS Materials comply. [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

GSM FOR PACIFIC BELL

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]


GSM FOR PACIFIC BELL (CONTINUED)[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]If HWM should fail to meet this date through no fault of its own, such as an unforeseen issue related to a third party or lack of necessary cooperation by SBC or its affiliates, the above liquidated damage clause would not be applicable.

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 30 of 85





HAZARDOUS MATERIALS AND REGULATED SUBSTANCES

A "Regulated Substance" as referenced in this clause is a generic term used to describe all materials that are regulated by the federal or any state or local government during transportation, handling and/or disposal. This includes, but is not limited to, materials that are regulated as (a) "hazardous materials" under the Hazardous Materials Act and the Control of Radioactive Contamination of the Environment Law, Title 8 of the California Administrative Code, Section 5194, pursuant to the Hazardous Substances Information and Training Act, (b) "chemical hazards" under Occupational Safety and Health Administration (OSHA) standards, (c) "chemical substances or mixtures" under the Toxic Substances Control Act, (d) "pesticides" under the Federal Insecticide, Fungicide and Rodenticide Act, and (e) "hazardous wastes" as defined or listed under the Resource Conservation and Recovery Act and the Hazardous Waste Control Law.

         1. HWM shall comply with all applicable federal, state and local laws, ordinances, codes, regulations and orders, including any notice requirements (individually and collectively "Laws and Regulations"), regarding any Material and Service ordered hereunder which involves the handling or use of Materials or materials which consist of or contain "hazardous materials" or "chemical hazards" or "chemical substances or mixtures" or "pesticides" or "hazardous wastes". HWM shall notify SBC and provide to SBC all necessary notification and other information (including but not limited to OSHA Material Safety Data Sheets) at least thirty (30) days before shipping such Regulated Substances to SBC or commencing the performance of Services for SBC involving the handling or use of Regulated Substances.

         2. Notwithstanding any other provisions of this Agreement, SBC shall have the right, but not the duty, to terminate without liability any Order for Materials or Services which involves the handling or use of Regulated Substances within thirty (30) days after such notification from HWM. Otherwise, SBC and HWM shall cooperate concerning the acceptance by SBC of such Regulated Substances. HWM shall mark all Materials and/or materials provided hereunder as Regulated Substances which are required by all applicable Laws and Regulations to be so marked, and shall provide assistance to SBC of an advisory nature in the handling or use of Regulated





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 31 of 85







HAZARDOUS MATERIALS AND REGULATED SUBSTANCES (CONTINUED)

                 Substances provided hereunder and the disposal of "hazardous wastes", as defined by applicable Laws and Regulations ("Hazardous Wastes"), resulting therefrom.

         3. Regulated Substances and/or Hazardous Wastes provided or removed hereunder shall be transported by HWM in accordance with the requirements of the applicable Laws and Regulations, including, but not limited to, those of the Department of Transportation and California Highway Patrol, governing transportation of such Regulated Substances and/or Hazardous Wastes.

         4. HWM shall provide SBC with the same information pertaining to Materials and Services which involve the handling or use of Regulated Substances or Hazardous Wastes as HWM provides to HWM's employees or agents involved in the disposition or treatment of such Regulated Substances or Hazardous Wastes.

         5. HWM further agrees to defend, indemnify and hold SBC harmless from and against any damage, or expense (including attorneys' fees and court costs) sustained by SBC because of HWM's noncompliance herewith.
HEADINGS

Article, section or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

HWM'S LIMITATION

EXCEPT FOR INDEMNITY AND INFRINGEMENT INDEMNITY OBLIGATIONS, SBC'S DAMAGES AND HWM'S LIABILITY FOR DAMAGES UNDER ALL ORDERS SHALL BE LIMITED TO A REFUND OF THE AMOUNTS PAID BY SBC FOR THE AFFECTED PRODUCT OR SERVICES. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES INCLUDING LOST PROFITS.







                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 32 of 85






INDEPENDENT CONTRACTOR

HWM hereby declares and represents that HWM is engaged in an independent business and shall perform its obligations under this Agreement as an independent contractor and not as the agent or employee of SBC; that the persons performing services hereunder are not agents or employees of the SBC; that HWM has and hereby retains the right to exercise full control of and supervision over the performance of HWM's obligations hereunder and full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations; that HWM shall be solely responsible for all matters relating to payment of such employees, including compliance with workers' compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such matters; and that HWM shall be responsible for HWM's own acts and omissions and those of HWM's agents, employees and contractors during the performance of HWM's obligations under this Agreement.

INFRINGEMENT

HWM agrees to indemnify and hold SBC harmless from and against any loss, liability, damage or expense (including increased damages for willful infringement, punitive damages, attorneys' fees and court costs) that may result by reason of any infringement, or claim of infringement, of any trade secret, patent, trademark, copyright or other proprietary interest of any third party based on the normal use or installation of any GPS Material, Software, Documentation, or program furnished to SBC hereunder, except to the extent that such claim arises from HWM's compliance with SBC's detailed instructions. Such exception will not, however, include:

         1. Merchandise available on the open market or the same as such merchandise.

         2.      Items of HWM's origin, design or selection.

HWM warrants that it has made reasonable independent investigation (including obtaining legal opinions) to determine the legality of its right to produce and sell the GPS Material/Equipment provided herein.

If an injunction or order is obtained against SBC's use of any GPS Material, Software, Documentation, or program, or if in HWM's opinion any GPS Material,





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 33 of 85






INFRINGEMENT (CONTINUED)

Software, Documentation, or program is likely to become the subject of a claim of infringement, HWM will, at its expense:

         1. Procure for SBC the right to continue using the GPS Material, Software, Documentation, program; or

         2. After consultation with SBC, replace or modify the GPS Material, Software, Documentation, program or Service to make it a substantially similar, functionally equivalent, non-infringing GPS Material, Software, Documentation, program.

If the GPS Material, Software, Documentation, or program is purchased or licensed and neither (1) or (2) above is possible, SBC may cancel the applicable Order and require HWM to remove such GPS Material, Software, Documentation, or program from SBC's location and refund on a prorated basis at a rate of twenty percent (20%) per year for any charges paid therefor by SBC.

In no event will SBC be liable to HWM for any charges after the date that SBC no longer uses and GPS Material, Software, Documentation, or program because of actual or claimed infringement.

Each party hereto agrees to defend or settle, at its own expense, any action or suit against the other party hereto for which it is responsible under this clause. Each party further agrees to notify the other party promptly of any claim of infringement for which the other party is responsible hereunder and cooperate in every reasonable way to facilitate the defense thereof.

In the event that HWM, after notification of any claim for which HWM is responsible, does not assume the defense of such action, HWM will reimburse SBC for all of its costs incurred in the defense of the claim, including, but not limited to attorneys' fees and interest on such SBC's payment of said amounts from the date of SBC's payments of said amounts.

INSPECTION

When so stated in SBC's Order, HWM agrees to (a) notify SBC or SBC's agent when GPS Material is ready for inspection, (b) give SBC such reasonable opportunity to inspect such GPS Material at any time prior to the scheduled shipment date, and (c) provide without charge any production testing facilities and





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 34 of 85







INSPECTION (CONTINUED)

personnel required to inspect the GPS Material under the inspection instructions specified. Purchase of any GPS Material under this Agreement is subject to SBC's inspection and acceptance after delivery. It is mutually agreed that SBC or SBC's agent may develop inspection instructions which will be made a part of this Agreement at a later date by written agreement of the parties. Inspection or failure to inspect on any occasion will not affect SBC's rights under warranty or other provisions of this Agreement.

INSTALLATION

HWM agrees to install, at the price specified in Appendix II, Pricing, all GPS Material ordered hereunder, including all necessary cabling, connection with SBC-supplied power, utility and communications services, and in all other respects make the GPS Material ready for operational use.

The GPS Material will be deemed installed and ready for operational use at the conclusion of a successful Acceptance Test performed at the Installation Site which demonstrates that the GPS Material meets minimum design capabilities. HWM will provide SBC with written documentation of the successful Acceptance Test and certify, by the Installation Date, that the GPS Material is ready for
operational use in accordance with SBC's Order.   HWM's General Installation
and Testing Requirements are included in GPS Specifications.

INSURANCE

With respect to performance hereunder, and in addition to HWM's obligation to indemnify, HWM agrees to maintain, at all times during the term of this Agreement, the following minimum insurance coverages and limits and any additional insurance and/or bonds required by law:

1. Workers' Compensation insurance with benefits afforded under the laws of the state in which the Services are to be performed and Employers Liability insurance with minimum limits of $100,000 for Bodily Injury-each accident, $500,000 for Bodily Injury by disease-policy limits and $100,000 for Bodily Injury by disease-each employee.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 35 of 85





INSURANCE (CONTINUED)

2.       Commercial General Liability insurance with minimum limits of:
         $2,000,000 General Aggregate limit; $1,000,000 each occurrence sub-limit for all bodily injury or property damage incurred in any one occurrence; $1,000,000 each occurrence sub-limit for Personal Injury and Advertising; $2,000,000 Products/Completed Operations Aggregate limit, with a

         $1,000,000 each occurrence sub-limit for Products/Completed Operations. Fire Legal Liability sub-limits of $300,000 are required for lease agreements.

3. Southwestern Bell Telephone Company AND Pacific Bell will be named as an Additional Insured on the Commercial General Liability policy.

4. If use of a motor vehicle is required, Automobile Liability insurance with minimum limits of $1,000,000 combined single limits per occurrence for bodily injury and property damage, which coverage shall extend to all owned, hired and non-owed vehicles.

5. SBC requires that companies affording insurance coverage have a B+ VII or better rating, as rated in the A.M. Best Key rating Guide for Property and Casualty Insurance Companies.

A certificate of insurance stating the types of insurance and policy limits provided the HWM must be received prior to commencement of any work. The HWM shall also require all subcontractors who may enter upon the work site to maintain the same insurance requirements listed above.

LIABILITY

HWM shall indemnify, defend and hold harmless SBC (including its agents, employees, officers, and directors) from and against any and all liability, loss, damage, court cost, attorneys' fees or other expense of any kind which arises out of any claim, demand, suit for damages, injunction or other relief, on account of (a) injury to or death of any person, (b) damage to any property, including theft, (c) public charges and penalties, or (d) any lien, caused by, or resulting from the acts or omissions of the HWM (including any of its HWMs, agents, or subcontractors but excepting the negligence or willful misconduct solely of SBC or its employees) in furnishing the GPS Materials or Services hereunder. This





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 36 of 85







LIABILITY (CONTINUED)

indemnity shall survive the delivery, inspection and acceptance of the GPS Materials or Services hereunder. HWM agrees to defend SBC, at no cost or expense to SBC, against any such liability, claim, demand, suit or legal proceeding. SBC agrees to notify HWM within a reasonable time of any written claims or demands against SBC for which HWM is responsible under this clause. LICENSES & PATENTS

No licenses, express or implied, under any patents are granted by SBC to HWM under this Agreement.

M/WBE-DVBE PARTICIPATION PLANS AND REPORTS

HWM commits to goals for the participation of M/WBE and DVBE firms (as defined in the Section entitled "MBE/WBE/DVBE Cancellation Clause) as follows: 0% annual MBE participation; 0% annual WBE participation; and 0% annual DVBE participation. These goals apply to all annual expenditures by any entity pursuant to this Agreement with HWM.

Attached hereto and incorporated herein as Exhibit A is HWM's completed Prime Contractor MBE/WBE/DVBE Commodity Product Subcontracting Plan outlining its M/WBE-DVBE goals and specific and detailed plans to achieve those goals. HWM will submit an updated Participation Plan annually by the first week in January. HWM will submit M/WBE-DVBE Results Reports quarterly by the end of the first week following the close of each quarter, using the form attached hereto and incorporated herein as Exhibit B, Participation Plans and Results Reports will be submitted to the Prime Supplier Results Manager.

MBE/WBE/DVBE CANCELLATION

1. HWM agrees that falsification or misrepresentation of, or failure to report a disqualifying change in, the MBE/WBE/DVBE status of HWM or any subcontractor utilized by HWM; or HWM's failure to cooperate in any investigation conducted by SBC, or by SBC's agent, to determine HWM's compliance with this section, will constitute a material breach of this





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 37 of 85






MBE/WBE/DVBE CANCELLATION (CONTINUED)

         Agreement. In the event of any such breach, SBC may, at its option, cancel ("Cancel") this Agreement upon twenty (20) days notice. HWM acknowledges and agrees that SBC's right to Cancel is absolute and unconditional, and SBC shall not be subject to liability, nor shall HWM have any right to suit for damages as a result of such cancellation.

2. For purchases under this Agreement by Pacific Bell, Pacific Bell Directory, Pacific Bell Mobile Services, Pacific Bell Information Services, Pacific Bell Communications, and any other entity operating principally in California (collectively "California Affiliates"), Minority and Women Business Enterprises (MBEs/WBEs) are defined as businesses which satisfy the requirements of paragraph 3. below and are certified as MBEs/WBEs by the California Public Utilities Commission Clearinghouse ("CPUC-certified"). For purchases under this Agreement by any entity that is not a California Affiliate, MBEs/WBEs are defined as businesses which satisfy the requirements of paragraph
         3. below and are either CPUC-certified or are certified as MBEs/WBEs by a certifying agency recognized by SBC.

3. MBEs/WBEs must be at least 51% owned by a minority individual or group or by one or more women (for publicly- held businesses, at least 51% of the stock must be owned by one or more of those individuals), and the MBEs/WBEs' management and daily business operations must be controlled by one or more of those individuals, and these individuals must be either U.S. citizens or legal aliens with permanent residence status. For the purpose of this definition, minority group members include male or female Asian Americans, Black Americans, Filipino Americans, Hispanic Americans, Native Americans (i.e., American Indians, Eskimos, Aleuts and Native Hawaiians), Polynesian Americans, and multi-ethnic (i.e., any combination of MBEs and WBEs where no one specific group has a 51% ownership and control of the business, but when aggregated, the ownership and control combination meets or exceeds the 51% rule). "Control" in this context means exercising the power to make policy decisions. "Operate" in this context means actively involved in the day-to-day management of the business and not merely acting as officers or directors.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 38 of 85





MBE/WBE/DVBE CANCELLATION (CONTINUED)

4. For purchases under this Agreement by California Affiliates, Disabled Veteran Business Enterprises (DVBEs) are defined as business concerns that satisfy the requirements of paragraph 5 below and are certified as DVBEs by the California State Office of Small and Minority Business
         (OSMB). The DVBE must be a resident of the State of California, and must satisfy the requirements of paragraph 5 below. For purchases under this Agreement by any entity that is not a California Affiliate, DVBEs are defined as any business concern that satisfies the requirements of paragraph 5 below and is either a defined DVBE for purchases by California Affiliates, or is certified as a DVBE by a certifying agency recognized by SBC.

5. The DVBE must be (1) a sole proprietorship at least 51% owned by one or more disabled veterans; or (2) a publicly-owned business in which at least 51% of the stock is owned by one or more disabled veterans; or (3) a subsidiary which is wholly owned by a parent corporation, but only if at least 51% of the voting stock of the parent corporation is owned by one or more disabled veterans; or (4) a joint venture in which at least 51% of the joint venture's management and control and earnings are held by one or more disabled veterans. In each case, the management and control of the daily business operations must be by one or more disabled veterans. A disabled veteran is a veteran of the military, naval or air service of the United States with a service-connected disability. "Management and control" in this context means exercising the power to make policy decisions and actively involved in the day-to-day management of the business and not merely acting as officers or directors.

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 39 of 85





MOST FAVORED CUSTOMER (CONTINUED)

HWM shall review and certify its compliance with this clause to SBC annually. Should such annual review indicate that SBC has not received the treatment to which SBC is entitled, HWM shall provide SBC with GPS Material and/or Service credits sufficient to fully compensate SBC for differences.

NO THIRD PARTY BENEFICIARIES

The provisions of this Agreement are for the benefit of the parties and not for any other person.

NON-EXCLUSIVE MARKET RIGHTS

It is expressly understood and agreed that this Agreement does not grant HWM an exclusive privilege to provide to SBC any or all GPS Material and Services of the type described in this Agreement. It is, therefore, understood that SBC may contract with other manufactures and suppliers for the procurement or trial of comparable products and services and that SBC may itself perform the Services described herein.

NON-INTERVENTION

In connection with the provision of GPS Material and Services by HWM to SBC, HWM agrees that HWM, either directly or indirectly, shall not intentionally attempt to influence any regulatory, legislative, or judicial body so as to, prevent, or delay the offering of products or services by SBC which utilize the GPS Material or Services supplied by HWM.

NON-WAIVER

No course of dealing or failure of either party to enforce strictly any term, right or condition of this Agreement will be construed as a waiver of such term, right or condition. The waiver by any party hereto of any default of any other party hereto hereunder will not be deemed a waiver of any other prior or subsequent defaults of any other party hereto. The express provision herein for certain rights and remedies of the parties hereto are in addition to any other legal and equitable rights and remedies to which the parties hereto would otherwise be entitled.

NOTICES

Unless otherwise specifically provided in this Agreement or in any applicable Order, all notices required or permitted by this Agreement shall be in writing and may be delivered personally via courier or overnight delivery service, or may be sent by facsimile or registered mail, return receipt requested, to the following addresses, unless the parties are subsequently notified of any change of address in accordance with this Section:





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 40 of 85





If to HighwayMaster:
         HighwayMaster Corporation
         1155 Kas Drive
         Richardson, Texas 75081
         Attention: General Counsel
         Facsimile: (972) 301-2263

If to SBC:
         SBC
         1010 Pine, 9-E-80
         St. Louis, Missouri 63101
         Attention:  Chris Vilcinskas
         Facsimile: (314) 235-8601

If to Affiliate:
         (Affiliate Name)
         (Affiliate Street Address)
         (Affiliate City State Zip)
         (Attention: Affiliate Contact Person)
         Facsimile: (Affiliate Fax Number)

Any notice shall be deemed to have been received as follows: (1) by personal delivery upon receipt; (2) by facsimile upon receipt; (3) by certified mail, five (5) business days after delivery to the U.S. postal authorities by the party serving notice. If notice is sent by facsimile, a confirming copy of the same shall be sent by mail to the same address.

The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled "Notices".

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

ORDER ACCEPTANCE

HWM agrees to acknowledge in writing to SBC receipt of each Order within ten
(10) days of such receipt. HWM will have the right to reject any Order for (a) failure of SBC to provide all ordering information required by this Agreement or (b) failure of SBC to allow HWM reasonable time to supply the items requested. HWM will also have the right to reject an Order which includes additional unagreed to special terms and conditions. HWM will indicate in its written acknowledgment to SBC whether the Order was accepted or rejected and, if rejected, the reasons therefor. Acceptance of any Order by HWM will bind both





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 41 of 85





parties to honor dates, amounts and other ordering information shown thereon, including supplemental provisions contained therein.

ORDER OF PRECEDENCE

In the event of a conflict or inconsistency between this Agreement and any Order, the Order shall control. Except for such Order, the terms of this Agreement shall not be deemed waived, amended or modified.

PERSONNEL EMPLOYMENT

For the term of this Agreement and for twelve (12) months after termination, each party agrees that it shall not directly or indirectly, solicit, divert or hire away, or attempt to solicit, divert or hire away, any agent, or employee of the other party without prior written consent of the other party.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 42 of 85





PLANT AND WORK RULES

Each party's employees and agents will, while on the premises of the other or at any other location while performing Services under this agreement for SBC, comply with all SBC rules and policies, including its "Code of Business Conduct", a copy of which is available upon request, which prohibits the possession of any weapon or implement which might be used as a weapon on SBC properties. Either party will have the right to have the other party removed and replace personnel which in its opinion is not conforming to its rules or policies. In addition, the parties agree that, where required by government regulations, it will submit satisfactory clearance from the U. S. Department of Defense and/or other federal authorities concerned.

POINTS OF CONTACT

For the purpose of this Agreement the contacts shall be as follows:

         HighwayMaster        [Text has been omitted pursuant to a request for
confidential treatment. The omitted material has been filed separately with the SEC.]

         Pacific Bell/Nevada Bell       [Text has been omitted pursuant to a
request for confidential treatment. The omitted material has been filed separately with the SEC.]

         SWBT       [Text has been omitted pursuant to a request for
confidential treatment. The omitted material has been filed separately with the SEC.]

         SNET       [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


PRICES AND PAYMENT

HWM shall submit invoices for installation charges and for GPS Materials upon delivery and installation of such GPS Materials to SBC. SBC shall pay such invoices no later than acceptance, or thirty (30) days from receipt of invoice whichever occurs later. [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

HWM shall submit monthly invoices for Network Services prorated during the first month based on the number of days left in the monthly billing cycle following





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 43 of 85





activation. Subsequent monthly invoices will be provided for each month following activation.


PRICES AND PAYMENT (CONTINUED)[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

The prices shall be as outlined in Appendix II, attached hereto and by this reference made a part hereof. Specific prices identified as still to be determined

(TBD) will be identified in a modification to this Agreement as mutually agreed by the parties. Should a difference occur in the amount invoiced by HWM and paid by SBC a credit or a debit will be applied to an SBC future invoice.
[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 44 of 85





PUBLICITY

HWM shall not use SBC's name or any language, pictures or symbols which could, in SBC's judgment, imply SBC's identity or endorsement by SBC or any of its employees in any (a) written, electronic or oral advertising or presentation or
(b) brochure, newsletter, book, electronic database or other written material of whatever nature, without SBC's prior written consent (hereafter the terms in this clause (a) and (b) shall be collectively referred to as "publicity matters"). HWM will submit to SBC for written approval, prior to publication, all publicity matters that mention or display SBC's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

PURCHASE AUTHORIZATION

SBC agrees to place the orders under this Agreement for at least eleven thousand five hundred (11,500) GPS units at the prices specified in Appendix II, no later than December 29, 1998. SBC shall have a right to terminate orders, in which case SBC's liability shall be comprised of and limited to the following termination charges:

HWM's actual costs of (1) materials, components, and equipment identified to this Agreement and then in HWM's inventory and engineering work identified to this Agreement (to the extent that such HWM's purchase orders for such materials, components , equipment and engineering work are not terminable and such materials, components , equipment and engineering work are not usable in HWM's other operations within two (2) months following such date of termination or expiration), less any salvage value thereof; (2) HWM's actual costs incurred in procuring such goods and services at the date of expiration or receipt of notice of termination, less any salvage value thereof; and (3) reasonable termination charges actually paid by HWM to its suppliers. In no way shall SBC's total liability for termination of orders exceed twelve million dollars ($12,000,000) if written notice of termination is delivered by September 30, 1998, and twenty million dollars ($20,000,000) if written notice of termination is delivered after September 30, 1998.

Upon receipt by HWM of notice of termination, title to all materials, components, or equipment for which SBC is obligated to pay termination charges under (1), above, shall vest in SBC. HWM shall follow SBC's instructions for disposition of these items and work. In addition, when payment is made, HWM shall provide SBC a copy of Software which is developed for SBC.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 45 of 85





PURCHASE PROVISIONS

1.       SCOPE
         a. Subject to the terms and conditions of this Agreement, HWM shall provide to SBC such Products and Services as are ordered by SBC hereunder. As used herein, Services shall include engineering and installation of Products ordered hereunder and all other Services provided in connection with the applicable Products.

2. Each such Order shall be numbered and shall include at least the following items whenever such item is applicable to the Products and Services covered by such Order:
         a.      The date of the Order;
         b.      The incorporation of this Agreement by reference;
         c. A complete list of the products and Services covered by the Order, specifying, attaching or referencing the quantity, model number, program name or identification number, and description for each;
         d. The price of each Product and Service, including discounts (if any), and any additional charges and costs;
         e.      Shipping instructions;
         f. The destination to which the Products will be delivered and the date and time for scheduled delivery;
         g.      The scheduled Installation Date;
         h.      The scheduled performance dates for the Services; and
         i.      Any special terms and conditions.

Orders shall be shipped complete unless SBC authorizes otherwise, in advance, by writing.

QUALITY ASSURANCE

SBC expects and requires HWM to have a high quality process operating within HWM's facilities to which GPS Material purchased hereunder will be subject. SBC considers ANSI/ASQC Q9001 or ANSI/ASQC Q9002 registration to be of great value to both the HWM and the SBC, and the HWM is encouraged, but not required, to seek ANSI/ASQC Q9001 or ANSI/ASQC Q9002 registration if they are not currently registered. In addition, HWM's Quality Program Specifications are attached hereto as Appendix VII and by this reference made a part hereof.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 46 of 85






QUALITY ASSURANCE (CONTINUED)

HWM hereby agrees that GPS Material furnished hereunder by HWM will be subject to:

         HWM's quality control activities and procedures, as accepted and approved by SBC, including but not limited to any performance measurements, testing, quality process reviews or inspections to implement such procedures.

When requested by SBC, HWM will at no additional charge:

1. Notify SBC or SBC's Agent when GPS Material is ready for examination and give SBC or SBC's Agent reasonable opportunity to examine same at any time prior to the scheduled shipment date thereof.

2. Provide SBC or SBC's Agent with copies of HWM's Quality Manual, current inspection procedures and product specifications for the GPS Material furnished hereunder.

3. Maintain and make available to SBC or SBC's Agent the data, including all information and reports about HWM's quality control procedure, which demonstrate that the GPS Material meets the specified quality and reliability requirements.

4. Provide SBC or SBC's Agent, at no charge, with access to HWM's test equipment, facilities, data and specifications, assistance from HWM's personnel and sufficient working space to enable SBC or SBC's Agent to perform said quality assurance examination and/or process surveillance and/or a review of HWM's total quality program at HWM's facilities.

5. HWM hereby agrees that SBC or its representative may perform a quality assurance examination/inspection of GPS Material purchased hereunder at HWM's facility at any time prior to the scheduled shipment date, and will provide SBC or its representative accessibility to its facility to do so. Nothing contained herein will affect SBC's rights hereunder, under any warranty, or under any other provisions of this Agreement. The purchase of any GPS Material under this Agreement is subject to SBC's inspection and acceptance after delivery.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 47 of 85






RECORDS AND AUDIT

For the purposes of this Agreement, HWM shall maintain complete and accurate records of all amounts billable to and payments made by SBC hereunder in accordance with standard recognized accounting practices. HWM shall retain such records for a period of three (3) years from the date of final payment for GPS Material covered by this authorization and maintain reasonable billing detail for the time specified. HWM agrees to provide reasonable supporting documentation concerning any disputed amount of invoice to SBC within thirty
(30) calendar days after receipt of written notification of such dispute. HWM further agrees SBC shall have the right through its accredited representatives to inspect and audit, during normal business hours, the time and material charges involved to SBC under this authorization. This right to audit shall be limited to validating the accuracy of its resources utilized and associated charges to SBC and expressly excludes records and information pertaining to any other customers, or HWM's accounting policies or practices. Should SBC request an audit, HWM will make available the pertinent utilization records and files. All costs directly attributable to such audit shall be paid by SBC.

REGISTRATION

When GPS Material furnished under this Agreement is subject to Part 68 of the Federal Communications Commission's Rules and Regulations ("FCC Rules and Regulations") as may from time to time be amended, HWM warrants that such GPS Material is registered under and complies with Part 68 of such FCC Rules and Regulations including, but not limited to, all labeling and customer instruction requirements. HWM agrees to indemnify and hold SBC harmless from and against any liability, claims or demands (including costs of defense and attorneys' fees) that may be made because of HWM's noncompliance with Part 68 of the FCC Rules and Regulations. HWM agrees, at its expense, to defend SBC, at SBC's request, against such liability, claim or demand, provided , however, that HWM shall (1) keep SBC fully informed as to the progress of such defense, and (2) afford SBC, at its own expense, an opportunity to participate on an equal basis with HWM in such defense.

RELEASES VOID

Neither party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to its premises, and no such releases or waivers shall be pleaded by either party in any action or proceeding.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 48 of 85





RELOCATION

Upon thirty (30) days' prior written notice from SBC, HWM agrees to prepare for relocation and reinstall GPS Material purchased hereunder at any other site at SBC's expense. The charge will be as specified in Appendix II, Pricing.

REMEDIES CUMULATIVE

Any rights of cancellation, termination, liquidated damages or other remedies prescribed in this Agreement are cumulative and are not exclusive of any other remedies to which the injured party may be entitled, including but not limited to, the remedies of specific performance and cover; however, neither party shall retain the benefit of inconsistent remedies.

RESPONSIBILITIES

The basic responsibilities of each party are outlined below.

SBC RESPONSIBILITIES
         SBC will:
             o Make available upon Agreement execution ten (10) different types of SBC vehicles to HWM for installation analysis
             o   Prioritize sites and schedule for installation
             o   Coordinate schedule for site installation & site coordinators
             o Provide contact names and telephone numbers and fully inform these contacts before being contacted by HWM
             o Coordinate to assure that vehicles are available at a ninety five percent (95%) rate at the designated times and locations
             o   Assign a program manager for this implementation

         HWM RESPONSIBILITIES
         HWM will:
             o Look at ten (10) different types of SBC vehicles to prepare for installation
             o Provide Installation drawings completed for HWM to start installations
             o   Coordinate schedule for site installation & site coordinators
             o Train SBC personnel within three (3) days following Installation Acceptance pending agreement of a training plan





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 49 of 85





RESPONSIBILITIES (CONTINUED)

             o Coordinate to assure that vehicles available at a ninety five percent (95%) rate are installed at the designated times and locations
             o   Assign a program manager for this implementation
             o Use its best efforts to complete delivery of Phase 1, 2, and 3 requirements by the Delivery Dates specified herein.

RISK OF LOSS

SBC will be relieved from all risk of physical loss, damage or destruction to the GPS Material during the period the GPS Material is in transit or in the possession of HWM up to and including the date Acceptance Date thereof, except for any loss or damage caused solely by the negligence or willful misconduct of SBC. After the Acceptance Date, SBC will assume all risk of loss, damage or destruction to the GPS Material, except for any loss or damage caused by the negligence or willful misconduct of HWM, its agents of employees.

SBC AND HWM INFORMATION

Any specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, component lists, HWM lists, pricing lists, documentation, technical information or business information or data, written, oral or otherwise (all hereinafter designated "Information"), furnished to one party by the other under this Agreement or in contemplation hereof will remain the disclosing party's property. All copies of such Information in written, graphic or other tangible form will be returned to the disclosing party upon request. Information will be kept confidential by the parties (including the agents, employees, and affiliates of each) in performing under this Agreement and may not be used for any other purposes except upon such terms as may be agreed upon between HWM and SBC in writing.

SEVERABILITY

If any provision or any part of provision of this Agreement shall be invalid or unenforceable, such invalidity or non- enforceability shall not invalidate or render unenforceable any other portion of this Agreement. The entire Agreement will be





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 50 of 85





SEVERABILITY (CONTINUED)

construed as if it did not contain the particular invalid or unenforceable provision(s) and the rights and obligations of the HWM and SBC will be construed and enforced accordingly.

SHIPPING AND BILLING

HWM will at its expense:

         1.    Ship Orders complete unless instructed otherwise by SBC.

         2. Ship to the destination designated in an Order in accordance with specific routing instructions.

         3. Enclose a packing memorandum with each shipment and, when more than one (1) package is shipped, identify the one containing the memorandum.

         4. Mark the Order number and Product identification on all packages, subordinate documents and shipping papers.

         5. Render invoices showing the Order number, through routing and weight.

         6.    Render separate invoices for each shipment or Order.

On written request of SBC, HWM will mail Bills of Lading, shipping notices and copies of transportation bills with copies of HWM's invoices to the address indicated on said request.

HWM will limit billing on repair invoices to one (1) invoice per repair Order.

SBC shall reimburse HWM for any transportation charges incurred in delivery of the GPS Materials to SBC. HWM will include the transportation charges from the F.O.B. point to the destination as a separate charge on HWM's invoice for the GPS Materials. Adequate protective packaging will be furnished by HWM at no additional charge. Shipping and routing instructions may be altered as mutually





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 51 of 85







SHIPPING AND BILLING (CONTINUED)

agreed upon by HWM and SBC without written notice. C.O.D. shipments will not be accepted. All claims for monies due or to become due from SBC will be subject to deductions by SBC for any setoff or counterclaim for monies due or to become due from HWM, whether under this Agreement or otherwise.

SITE PREPARATION

HWM agrees to furnish to SBC, in writing, GPS Specifications, Installation Site requirements and HWM's recommendations for Site preparation at least ninety
(90) calendar days prior to the Delivery Date specified in the applicable Order. The GPS Specifications will contain sufficient detail to ensure that the GPS Material to be installed will operate efficiently in accordance therewith. Any changes in GPS Specifications or Installation Site requirements will be sent to SBC, in writing, at least ninety (90) calendar days prior to the delivery of any additional units of GPS Material which may be ordered after the initial Order. SBC will have the Installation Site prepared at no expense to HWM in accordance with the GPS Specifications furnished by HWM.
Installation Site preparation will be scheduled to be completed at least ten
(10) calendar days prior to the Delivery Date specified in the applicable Order, subject to the delay provisions of the clause entitled Delivery.

HWM may inspect the Site on the scheduled date for completion of preparation or immediately after SBC informs HWM that Installation Site preparation is complete. HWM will promptly report to SBC in writing, the date of the inspection and any nonconforming conditions.

Any alterations or modifications in Installation Site preparation which are attributable to incomplete or erroneous GPS Material Specifications, Installation Site requirements or Installation Site recommendations provided by HWM will be made by SBC at HWM's expense.

SURVIVAL OF OBLIGATIONS

The obligations of either party to this Agreement which by their nature would continue beyond the termination, cancellation or expiration hereof, including, by way of illustration only and not limitation, those in the clauses ENTITLED





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 52 of 85





SURVIVAL OF OBLIGATIONS (CONTINUED)

COMPLIANCE WITH LAWS, INSURANCE, LIABILITY, PUBLICITY, RELEASES VOID, SEVERABILITY, SBC AND HWM INFORMATION AND WARRANTY, will survive the termination, cancellation or expiration of this Agreement.

TAXES

HWM will invoice SBC the amount of any federal excise taxes or state or local sales taxes, if any, imposed upon the sale of GPS Material as separate items, listing the taxing jurisdiction imposing the tax. Software and all Services will be separately stated on the applicable invoice. SBC agrees to pay such amounts to HWM. With respect to services, SBC will pay all applicable taxes and equivalent government assessments in addition to the pricing set forth in this Agreement. SBC shall pay, in addition to the charges due hereunder for the Products and/or Services, all applicable federal, state, local sales, use, and /or excise taxes or surcharges. HWM will invoice SBC the amount of any federal excise taxes or state or local sales taxes imposed upon the sale of GPS Material as separate items, listing the taxing jurisdiction imposing the tax. SBC agrees to pay such amounts to HWM.

HWM agrees to pay, and to hold SBC harmless from and against, any penalty, interest, additional tax or other charge that may be levied or assessed as a result of the delay or failure of HWM, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by HWM. HWM agrees to pay and to hold SBC harmless from and against any penalty or sanction assessed as a result of HWM doing business with any country subject to U.S. trade restrictions.

SPECIAL TAX PROVISIONS

The following tax sections shall apply only to sales of products which occur in the state of California and/or other states where the statutory taxation scheme imposes the legal obligation to pay state, local and/or municipal sales taxes upon the seller of products, rather than the buyer of products, and which allows the seller to contractually shift the legal obligation to pay said state, local and/or municipal sales taxes to the buyer.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 53 of 85





TAXES (CONTINUED)

         a. Upon SBC's request, the parties shall consult with respect to the basis and rates upon which HWM shall pay any taxes for which SBC is obligated to reimburse HWM under this Agreement. If SBC determines that in its opinion any such taxes are not payable or should be paid on a basis less than the full price or at rates less than the full tax rate, HWM shall make payment in accordance with such determinations. If collection is sought by the taxing authority for a greater amount of taxes than that so determined by SBC, HWM shall promptly notify SBC. If SBC desires to contest such collection, SBC shall promptly notify HWM. If SBC determines that in its opinion it has reimbursed HWM for sales or use taxes in excess of the amount which SBC is obligated to reimburse HWM, SBC and HWM shall consult to determine the appropriate method of recovery of such excess reimbursements. HWM shall credit any excess reimbursements against tax reimbursements or other payments due from SBC if and to the extent HWM can make corresponding adjustments to its payments to the relevant tax authority. At SBC's request, HWM shall timely file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to SBC all such refunds (and interest) received.

         b. Although HWM shall cooperate with and provide reasonable assistance to SBC, SBC shall direct the conduct of any proceedings, hearings or litigation involved in any contest with respect to taxes for which SBC is obligated to reimburse HWM under this Agreement. SBC shall reimburse HWM for any taxes, interest, penalties or out of pocket expenses reasonably incurred with SBC's advance written approval, such as travel expenses of witnesses appearing in such proceedings, which HWM may be required to pay because of HWM's complying with SBC's determinations with respect to the payment of contesting of any such taxes.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 54 of 85





TAXES (CONTINUED)

         c. If any taxing authority advises HWM that it intends to audit HWM with respect to any taxes for which SBC is obligated to reimburse HWM under this agreement, HWM shall (1) promptly so notify SBC, (2) afford SBC an opportunity to participate on an equal basis with HWM in such audit with respect to such taxes and (3) keep SBC fully informed as to the progress of such audit. Each party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, penalty or interest resulting from such audit shall be determined in accordance with the applicable provisions of this Section. HWM's failure to comply with the notification requirements of this section shall relieve SBC of its responsibility to reimburse HWM for taxes only if HWM's failure materially prejudiced SBC's ability to contest imposition or assessment of those taxes.

TECHNICAL REQUIREMENTS AND SPECIFICATIONS

Product Technical Requirements and Specifications:

         The GPS Material and Services shall comply with the GPS Specifications as described in all Appendices or Exhibits, attached hereto and incorporated into this Agreement by reference and such other requirements and specifications as may be mutually agreed to by the parties.

TERMINATION AND CANCELLATION

If either party is in material breach of an obligation hereunder, the party in breach shall have the period(s) defined below from the date of written notice thereof to cure such breach:

1. Prior to completing delivery and installation of Phase 1 requirements, thirty (30) days from the date of written notice specifying the breach in sufficient detail, followed by an additional thirty (30) days after written notice of intent to cancel.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 55 of 85





TERMINATION AND CANCELLATION (CONTINUED)

2. After completing delivery and installation of Phase 1 requirements, thirty (30) days from the date of written notice specifying the breach in sufficient detail, followed by an additional forty five (45) day after written notice of intent to cancel.

If the breach is not cured within such applicable cure period, the party not in breach may cancel this Agreement.

TIME IS OF THE ESSENCE

HWM understands that SBC's business and operations require the delivery of GPS Material and the performance of Services hereunder be accomplished in the period of time and by dates specified in the applicable Order. Therefore, it is agreed that TIME IS OF THE ESSENCE in the delivery of GPS Material and the performance of Services. In determining a period of time, the date upon which action is taken to start the period shall not be counted and the period shall end with the close of business on the last designated day of the period.

TIMELY PERFORMANCE

If HWM learns of anything that might prevent the timely delivery of the Products and/or performance of the Services, HWM will immediately notify SBC of all relevant information concerning the potential delay.

TITLE

Title to GPS Material purchased pursuant to this Agreement will remain in HWM until the Acceptance Date thereof, at which time title will pass to SBC. Upon receipt of payment, HWM will furnish SBC a Bill of Sale and all other documents requested by SBC to enable it to perfect unencumbered title to the GPS Material.

TRADE-INS

SBC may at any time request HWM to substitute any upgraded or later-developed GPS Material for GPS Material purchased pursuant to this Agreement. In such event, HWM may allow a trade-in credit for the old GPS Material toward the purchase price of the new GPS Material equal to its depreciated value using straight-line depreciation and a seven (7)-year life.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 56 of 85






TRAINING

HWM will provide SBC, training materials and technical support to enable SBC to properly and effectively use the GPS Material ordered hereunder.

Training will be provided for a mutually agreed to number of SBC personnel per course. Initial training will normally be provided prior to or concurrent with the Installation Date of the GPS Material at each applicable Installation Site; provided, however, that Acceptance Testing of the GPS Material will not commence until such training has been provided. Such training will be conducted at the Installation Site or at other sites selected by SBC, and on dates which are mutually agreeable to HWM and SBC.

At SBC's request, HWM will provide additional training classes from time to time at a site selected by SBC or at HWM's site. SBC may also acquire kits of training materials and may conduct its own courses. SBC will pay for such additional training classes, or for such kits of training materials, at HWM's then current standard published charge for such services, less any applicable discounts. In the event of additional training at SBC's site, reasonable expenses for travel and lodging for the trainer will be paid by SBC, provided that reasonable supporting documentation is submitted by HWM therefor.

SBC may reproduce any training material originated by HWM for the purpose of training SBC's own personnel. Any such reproductions will include any copyright or similar proprietary notice contained in the items being reproduced.

TRANSPORTATION

All transportation charges applicable to GPS Material both from and to HWM's plant are to be paid by SBC; provided, however, that HWM will bear the cost of transportation for GPS Material (a) shipped for mechanical replacement purposes covered under any applicable Warranty, (b) removed as a result of GPS Material failure while covered under any applicable Warranty, whether for the convenience of HWM or pursuant to a demand by SBC as provided herein, and (c) removed as a result of a default by HWM of any of the terms and conditions of this Agreement or any Order.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 57 of 85





TRANSPORTATION (CONTINUED)

HWM will prepay transportation and handling charges for all GPS Material ordered hereunder and list same as separate items on HWM's invoice therefor. Transportation charges to ship empty packing cases will be paid by HWM except when the GPS Material is moved at SBC's request from one SBC Installation Site to another.

Transportation charges payable by SBC will not exceed the cost of shipment between SBC's location and the location of HWM's nearest plant of manufacture of the GPS Material being shipped, regardless of the actual point of origin or destination of the GPS Material.

SBC will pay only those rigging or drayage costs incurred at SBC's Installation Site, except when HWM is responsible for payment of transportation charges as stated above.

UNIVERSAL  DESIGN

HWM advocates and supports and encourages its suppliers to advocate and support the manufacturing and provision of products which embrace the concept of "universal design". HWM shall use its reasonable efforts to manufacture and provide products, including future versions of Products, to make it's products accessible to the widest range of consumers including those with disabilities. HWM agrees to reasonably cooperate with SBC in addressing disability access issues, including hearing aid interference, that may arise in connection with SBC's customer's use of HWM's Products furnished hereunder. Specifically HWM agrees:

1. to ensure that its equipment is designed, developed and fabricated to be accessible to and usable by people with disabilities, and

2. to ensure that the service is accessible to and usable to people with disabilities, or

3. to ensure that the equipment or service is compatible with existing peripheral devices or specialized customer premises equipment commonly used by individuals with disabilities to achieve access, if the requirements of subsection 1 and 2 are not readily achievable.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 58 of 85






WARRANTY

HWM's warranties are based upon the product descriptions of GPS Material contained in the GPS Specifications agreed upon by SBC and HWM (including any specifications and demonstrations and drawings) and the demonstrations and samples previously provided and demonstrated, as well as any other specifications, drawings, demonstrations and samples that may be referred to or incorporated in this Agreement or the final agreement between the parties.[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

HWM warrants to SBC that GPS Material furnished hereunder will be merchantable, free from defects in design, GPS Material and workmanship, fit and sufficient for the purposes intended by SBC, free from all liens and encumbrances and will conform to and perform in accordance with applicable GPS Specifications, drawings, demonstrations and samples. In addition, if GPS Material contains one or more manufacturer's warranties, which are permitted to be assigned by their terms, HWM hereby assigns such warranties to SBC. These warranties will be in addition to all other warranties, express, implied or statutory. All warranties will survive inspection, acceptance, payment and use.[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

HWM also warrants to SBC that any services provided hereunder will be performed in a first-class, workmanlike manner, with the care, skill and diligence, and in accordance with the applicable standards currently recognized in HWMs profession or industry. If HWM fails to meet applicable professional standards, HWM will, without additional compensation, correct or revise any errors or deficiencies in the Services furnished hereunder.[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

GPS Material not meeting the warranties contained herein during the warranty stated at the bottom of this warranty section, will, at SBC's option, be repaired, adjusted or replaced by HWM at no cost to SBC. After the [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] Warranty for Service a time and material charge will be applied based on HWM service rates identified in the Agreement. In the event of an emergency out-of-service condition caused by GPS Material furnished hereunder, HWM agrees to ship replacement GPS Material, if available, within [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] of notification by SBC. Such emergency replacement Service shall continue for a period of [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] after the expiration of this





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 59 of 85





Agreement. For GPS Materials not covered under warranty, charges for replacement GPS Material shall be at the current selling price; freight charges shall be borne by SBC.


WARRANTY (CONTINUED)[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

In addition to the warranties stated above HWM warrants the [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] for a period of [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] for labor and [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] for all parts.

Warranties specified herein shall commence from the date of SBC's acceptance of the applicable GPS Material or Service. [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] warranties shall commence on acceptance of Phase 1 GPS Material and the period shall not be extended as it relates to the [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] by virtue of subsequent Software modifications.


WORK DONE BY OTHERS

If any part of the work is dependent upon work done by others, HWM shall inspect and promptly report to SBC any defect that renders such other work unsuitable for HWM's proper performance. HWM's silence shall constitute approval of such other work as it is fit, proper and suitable for HWM's performance of the work. HWM shall be entirely responsible for all persons furnished by HWM working in harmony with all others when working on SBC's premises.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 60 of 85





WORK HEREUNDER

It is understood that visits by representatives of HWM or its suppliers for inspection, adjustment or other similar purposes in connection with GPS Material purchased hereunder will for all purposes be deemed "work hereunder" and will be at no charge to SBC unless otherwise agreed in writing with SBC.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION A
                                                                   Page 61 of 85




                         SECTION B - SOFTWARE LICENSE

GENERAL

HWM agrees to supply to SBC, under the terms and conditions set forth in this Agreement, all Software and associated Documentation specified in an Order submitted to HWM pursuant hereto.

GRANT OF LICENSE

HWM hereby grants to SBC a perpetual, non-exclusive, irrevocable, royalty-free Enterprise License/Site License/CPU License (the "License") to use the Software Products specified in Orders for any business purpose of SBC or its Affiliated Companies. No right of sublicense is granted to SBC.

SBC may also alter tables and other user modifiable parameters as provided in the GPS Specifications applicable to the Software Products. SBC shall also have the right to create copies of machine readable Software Products and any source code provided or acquired hereunder for backup and recovery purposes.

All materials developed or produced by SBC through use of the Software Products shall remain the property of SBC and/or Affiliated Companies. SBC shall not use, print, copy, modify, translate, alter, decompile, reverse engineer or display the Software Products, in whole or in part, except as expressly provided for in this Agreement.

DOCUMENTATION UPDATES

HWM agrees to provide updates to Documentation furnished to SBC hereunder which is related to the use and support of the Software. HWM will also provide periodic newsletters concerning the programs, Software enhancements, programming notes, and Documentation corrections to the SBC liaison support associated with such Software.

In the event of an emergency out-of-service condition caused by defective Software or a disaster or other occurrence wherein SBC's copy of such Software is destroyed or rendered unusable, HWM agrees to ship a replacement copy of the current version of such Software as installed at SBC's Installation Site(s) within two (2) workdays of verbal notification by SBC. HWM also agrees that there will be no charge to SBC for such replacement copy of the Software, other than the cost of the media upon which the Software resides.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 62 of 92



ERROR CORRECTIONS

HWM will supply code corrections to correct errors or malfunctions in the Software which cause such Software to either be unavailable for use by SBC or fail to meet the applicable GPS Specifications therefor. Errors may be reported to HWM by SBC either verbally or by written notice to HWM's Customer Care Center located in Richardson, Texas at 1(800) 647- 6693. HWM will notify SBC in writing of the existence of any significant error relating to SBC's processing environment or use of the Software within forty-eight (48) hours after the error is brought to its attention.

The error correction procedures will be designed to correct errors in the Software in accordance with the following levels of error severity assigned by SBC based on the following conditions:

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

*NOTE Resolution of intermittent error conditions will be handled on a case-by-case basis.

HWM will correct any and all errors in Software in accordance with error severity levels as described in this Clause, regardless of the source of notification. If HWM determines that such errors cannot be corrected within the specified intervals, HWM will immediately initiate an escalation procedure to:

         a. Immediately assign sufficiently skilled personnel to correct the error.

         b. Immediately notify HWM's senior management personnel that such error has not been corrected and that the escalation procedure has been activated.

         c. Provide weekly written status reports of outstanding uncorrected error to SBC.

If any Software error cannot be corrected by HWM in accordance with this clause, HWM agrees to grant to SBC, on the next maintenance invoice, a malfunction credit calculated separately for each error severity level as follows:





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 63 of 92




ERROR CORRECTIONS (CONTINUED)

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

FORM OF ORDER

An Order for Software will be written on SBC's Order form and will contain the following information, if applicable:

         1.      The incorporation by reference of this Agreement.
         2.      The Installation Site(s).
         3.      The type of License (perpetual/annual).
         4.      The charge for the License being granted.
         5.      The date by which the Software will be delivered.
         6. Data processing equipment model number and, if already installed, its serial number.
         7.      Any special terms and conditions agreed upon by the parties.

INSTALLATION OF SOFTWARE

If requested by SBC in the applicable Order, HWM agrees to install the Software, at the Installation Site designated therein, at no charge to SBC. Installation of the Software by SBC or HWM will consist of a version that will perform in accordance with the corresponding published performance GPS Specifications therefor and will include a demonstration of the Software's features and functions using HWM's standard demonstration procedure of the installed Software on SBC's computer system.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 64 of 92




INSTALLATION OF SOFTWARE (CONTINUED)

The purpose of the installation demonstration will be to confirm that all Software ordered has been entered into SBC's program library and that such Software functions in accordance with HWM's published performance GPS Specifications associated therewith. The demonstration will be considered to be successfully completed when the Software output results match the standard set of results provided by HWM.

If HWM installs the Software, HWM will certify in writing to SBC, at the successful completion of the installation demonstration, that the Software has been properly installed and performs in accordance with HWM's published performance GPS Specifications applicable thereto. If SBC installs same, HWM agrees to provide complete installation instructions with the Software and telephone consultation, during HWM's business hours, on the proper installation thereof at no additional charge to SBC.

SOFTWARE PRODUCT DELIVERY AND INSTALLATION

For each Software Product, HWM shall deliver, at no additional charge, at least the following basic materials:

         1.    Executable Software.
         2.    System implementation instructions and required procedures.
         3.    User instructions.
         4.    Sample data.
         5. Any other programs, routines, subroutines or related material HWM has or may develop necessary for the general use of the Software Products which are normally furnished to users of the Software Products at no charge.
         6. Documentation and GPS Specifications associated with the Software Products.
         7.    Complete installation instructions.

No Software Products under any Order shall be deemed to be delivered until all Software Products required by that Order have been delivered, unless otherwise agreed between the parties. HWM also agrees to provide, at no additional charge, telephone consultation as necessary during HWM's normal business hours, on the proper installation of the Software Products. In addition, upon





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 65 of 92




PRODUCT DELIVERY AND INSTALLATION (CONTINUED)

request by SBC, HWM agrees to install the Software Products at SBC's location(s) for no additional charge.

SBC may exchange Software Products, at no charge, for an alternative, generally available version of the Software Products for use on different platforms or operating systems. In order to exchange, SBC must certify to HWM in writing that all existing copies of the version of the Software Products to be replaced have been returned or destroyed, except for archival copies which are impractical to remove from SBC's backup tapes. In addition, SBC shall certify to HWM in writing that use of the replaced Software Products shall cease (except if use is required due to a regulatory proceeding as provided below).

Software Products shall be delivered to the site(s) specified on the Order. SBC may copy the Software Products as necessary to distribute to SBC's various platforms.

RELOCATION OF SOFTWARE

SBC may redesignate the location at which the Software will be installed, and will notify HWM of such new location and the effective date of the redesignation. Concurrent operation of the Software at a second location for a period not to exceed six (6) months for the purpose of redesignating the assigned using location will not require an additional license or charge. The term "location" or "Installation Site" as used herein will mean each facility designated by SBC on each particular Order at which the Software is to be installed.

The License granted under an Order for a designated Installation Site may be transferred: (a) to a back-up location if the computer(s) at the designated Installation Site is/are inoperative due to malfunction, to performance of preventative maintenance, to engineering changes or to changes in features or model, until such computer(s) is/are restored to operative status and processing of the data already entered in the computer(s) at the back-up location has been completed, or (b) to one other location for assembly, compilation or use of the Software if the specifications of the computer(s) at the designated Installation Site are such that the Software cannot be assembled or compiled thereon.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 66 of 92



RETURN OF SOFTWARE

Except as otherwise provided herein, SBC agrees to certify to HWM in writing, within thirty (30) days after the termination or cancellation of any License Order (except in the event of termination or cancellation due to default by HWM), that use of the Software licensed thereunder shall cease (except if use is required due to a regulatory proceeding as provided herein) and that the original and all copies of all Software licensed thereunder have been destroyed or returned to HWM. If continued use is required due to a decision or order of a regulatory body, SBC shall notify HWM and make arrangements for necessary use of the Software. However, any output created or generated through use of the Software shall remain the property of SBC, and it shall not be returned to HWM.

RIGHT TO REPRODUCE MATERIAL AND DOCUMENTATION

SBC will have the right to reproduce all printed material, Documentation and all machine-readable Software supplied by HWM hereunder, provided that such reproduction of printed material and Documentation is made solely for SBC's internal use. Any such reproductions will include any HWM notice contained in the original items being reproduced.

In the case of severe Equipment failure, SBC may transfer this copy to temporary Equipment. Any copies will be removed from the temporary Equipment when the Equipment or Software is restored to its pre-emergency specifications.

RISK OF LOSS

If any Software is lost, damaged or made invalid during shipment or prior to acceptance, HWM will promptly replace the Software and Software storage media at no additional charge to SBC.

If any Software is lost or damaged while in the possession of SBC after acceptance, HWM will promptly replace the Software at the established charge for the Software storage media unless such media is provided by SBC.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 67 of 92



SOFTWARE UPDATES

HWM agrees to supply improvements, new releases, updates, extensions, and other changes to Software ordered hereunder which (a) HWM provides to other customers who have a license to use such Software, (b) HWM deems to be logical improvements or extensions to the original Software supplied to SBC, or (c) are necessary for the Software to continue their computing functions as mutually agreed upon between HWM and SBC. SBC will have the right to accept or reject any such revised version of the Software or to remove same and replace it with the previous version if such new version will degrade or impair SBC's computer system. In addition, HWM will insure that Software licensed hereunder is kept current with new releases of the operating system(s) listed in HWM's standard published GPS Specifications.

HWM agrees to provide SBC a reasonable amount of mail and telephone consulting assistance in the event that difficulties occur in the use of the Software or in SBC's interpretation of the results of Software use. Upon notification by SBC that such consulting service is required, HWM will proceed promptly toward the resolution of all such reported problems by using and coordinating whatever HWM resources are required to resolve the problem.

If such problem cannot be resolved by telephone or written communication within thirty (30) days from the time SBC first contacts HWM, then if requested by SBC, HWM will provide an employee, capable of resolving such problem at the applicable SBC Installation Site for no additional charge, provided that the problem is the failure of the Software to perform to general GPS Specifications previously provided to SBC or to GPS Specifications contained in the then current applicable Software GPS Specifications. If the error or malfunction causes downtime on SBC's computer system on which the Software is installed, then HWM will proceed promptly to resolve the problem.

In the event that a problem is found to be due to (a) a modification to the Software made by SBC or (b) use of the Software in a manner which is not in accordance with the instructions provided by HWM to SBC relating to use of the Software, SBC agrees to pay HWM for all Technical Support or Services performed to resolve or investigate the particular problem at HWM's then current published standard time and material rates and reimburse HWM for any related expenses incurred, provided that such expenses are reasonable and HWM furnishes to SBC supporting documentation therefor.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 68 of 92





SOURCE AVAILABILITY AND SOURCE CODE ESCROW

CODE & DOCUMENTATION ESCROW

A. GENERAL TERMS. The following Code and Documentation escrow provisions shall apply to (1) any Code and Documentation of the Software provided as part of the GPS Materials provided to SBC pursuant to this Agreement including mobile unit software, host communications handler software; and (2) any Code and Documentation for software utilized by HWM's Network Service Center to provide enhanced switching services in connection with the GPS Materials (the "Deposited Code and Documentation"). However, these escrow provisions shall not apply to any software which is owned by a third party (the "Licensed Materials"). SBC shall be able to use any intellectual property for its purposes to enable SBC to continue to provide the functionality described in the GPS Specifications and various call flows to perform all functionality and services including any modifications to the Software to effect the use of the [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] Such escrow shall occur regardless of whether payment has been made, or a dispute between the parties is in progress. For purposes of this Section, the term "Code" shall include:

         1. CODE. Computer programming code. If not otherwise specified, Code shall include both Object Code, Source Code and Compiler
         Code/Compilation Programs. Code shall include any Maintenance Modifications, and/or Enhancements created by HWM from time to time.

         2. OBJECT CODE.  The machine-readable form of the Code.

         3. SOURCE CODE. The human-readable form of the Code and related system documentation including all comments and any procedural code such as job control language.

         4. COMPILER CODE/COMPILATION PROGRAMS. All programs needed to compile the source code to object code language.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 69 of 92



SOURCE AVAILABILITY AND SOURCE CODE ESCROW (CONTINUED)

CODE & DOCUMENTATION ESCROW (CONTINUED)

B. ESCROW DEPOSIT. HWM will provide the Deposited Code and Documentation to an escrow agent to be mutually selected by HWM and SBC. HWM will maintain the Deposited Code and Documentation current with a filing delay of no more than sixty (60) days following development of such Deposited Code and Documentation related to any maintenance modifications and/or enhancements.

C. PAYMENT OF ESCROW AGENT FEES. HWM shall be responsible for and pay any and all fees due to the escrow agent in connection with said escrow agreement.

D. AVAILABILITY OF DEPOSITED MATERIALS TO SBC. The escrow agent shall release, upon actual receipt of written notice from SBC and/or HWM, the Deposited Code and Documentation to SBC if any of the following conditions occurs subject to the resolution of any objections to the delivery thereof served by HWM as specified below herein: (1) an assignment by HWM for the benefit of creditors; (2) the filing of a petition in bankruptcy by HWM; (3) the filing of creditors of HWM of a petition in bankruptcy against HWM which is not stayed or dismissed within ninety (90) days; (4) the appointment of a receiver over the assets of HWM; (5) the parties reasonable disagreement with respect to the charges to be paid by SBC to HWM under this Agreement (6) HWM's material breach of this Agreement; and/or (7) HWM's decision to cease conducting the business which is the subject of this Agreement. The escrow agent shall serve HWM with fifteen (15) days prior written notice before delivering the Deposited Code and/or Documentation to SBC so that HWM may have a reasonable opportunity to serve upon the escrow agent its written objections to delivery thereof to SBC. In the event that a dispute arises as to whether any of the foregoing conditions has been met, the escrow agent shall immediately appoint a mutually acceptable neutral third party arbitrator, with expertise in intellectual property and contract law, who will, no later than three (3) weeks after the initial demand of SBC for the release of the Deposited Code and Documentation, direct the escrow agent to hold or release the applicable portion of the Code and/or documentation according to the arbitrator's sole interpretation of this Agreement, the Source Code Escrow Agreement, and any exhibits thereto.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 70 of 92



SOURCE AVAILABILITY AND SOURCE CODE ESCROW (CONTINUED)

CODE & DOCUMENTATION ESCROW (CONTINUED)

E. CONDITIONS OF DELIVERY. The Deposited Code and Documentation, if and when delivered to SBC shall be delivered subject to the following terms and conditions:

         1. SBC will have no right to make copies of, or to license or sublicense, the Deposited Code and Documentation, other than the rights which SBC has been granted to license or sublicense the same in this Agreement.

         2. SBC shall acquire no rights in the Deposited Code and Documentation delivered by the Escrow Agent other than the license rights granted by this Agreement and shall utilize the Deposited Code and Documentation solely for the purpose of performing and/or completing a maintenance and support of the applicable Licensed Materials.

         3. SBC shall keep the Deposited Code and Documentation at a single location at SBC's Corporate Headquarters and will have a right to use only one (1) copy of the Deposited Code and Documentation, with the backup copy to be permanently stored as required below.

         4. SBC's right to use the Deposited Code and Documentation will be strictly limited to maintenance and support of the applicable licensed Materials.

         5. Except when actually being utilized for its permitted purposes, the Deposited Code and Documentation will be kept in a highly restricted limited access area with access thereto limited to designated personnel who have a need to use the Deposited Code and Documentation for the purposes permitted hereunder. The Deposited Code and Documentation will be otherwise similarly protected by SBC in a manner consistent with the manner in which it protects its own highly confidential Intellectual Property (but no less than reasonable manner), for the duration of time necessary to complete such permitted purpose.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 71 of 92



SOURCE AVAILABILITY AND SOURCE CODE ESCROW (CONTINUED)

CODE & DOCUMENTATION ESCROW (CONTINUED)

         6. All designated personnel with access to the Deposited Code and Documentation will (i) be advised in writing of the trade secret and confidential nature of the Deposited Code and Documentation and HWM's proprietary interest therein; and (2) previously have agreed to comply with written confidentiality restrictions substantially similar to the confidentiality restrictions set forth in this Agreement.

         7. SBC shall immediately return the Deposited Code and Documentation, and copies thereof within its possession or control, to HWM or the escrow agent when SBC no longer requires the Deposited Code and Documentation for support or maintenance purposes.

SOURCE CODE

If the applicable Order requires HWM to provide SBC with source code to the licensed Software, HWM shall, prior to the Performance Date and at no additional charge to SBC, provide SBC with a complete copy of the source code for the Software and any other information necessary to enable SBC to maintain the Software. During the license term HWM shall promptly provide SBC with copies of any changes in or additions to such source code or other information.

Unless HWM has already provided SBC with a copy of current version of the source code for the Software HWM shall, within ten (10) days after HWM's receipt of SBC's written request therefor and at no additional charge, provide SBC with a complete copy of the current version of the source code for the Software hereunder and any other information necessary to enable SBC to maintain the Software. SBC shall thereafter have a perpetual royalty-free right to use the source code for the limited purpose of maintaining the Software and for the purposes specified by modifications hereto.

STANDARD OF PERFORMANCE

If the Software, when operated by SBC's personnel during the Acceptance Test for the specified Acceptance Period, operates in conformance with the mutually agreed upon GPS Specifications, it will be deemed to have met the GPS Specifications.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 72 of 92



TITLE

Title to Software will remain in HWM. SBC will have the right to make a reasonable number of copies of the Software for use as authorized in an Order.

USE OF THE SOFTWARE

HWM agrees that Software licensed hereunder may be used by any present or future subsidiary, affiliate or parent corporation of SBC, whether the use be carried out on site or by remote electronic access, and that all materials developed by SBC will remain the property of SBC.

SBC will not use, print, copy, modify, translate, alter or display the Software, in whole or in part, except as expressly provided for in this Agreement. Further, SBC will not reverse compile, decompile or reverse engineer any Software and any attempt to do so will be a breach of this Agreement.

USE OF PLATFORMS

HWM agrees and promises to use the applicable platforms on which Software Products are installed only for the purposes of installing, maintaining, or otherwise supporting the Software Products. Any other use of such platforms shall constitute a breach of this Agreement.

WARRANTY [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] HWM hereby represents and warrants to SBC as follows:[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] 1. It has the right to grant to SBC a license to use the Software Products set forth in each Order issued hereunder.

2. All Software Products furnished or developed under this Agreement (including custom Software Products) shall be (i) free from defects in material and workmanship, (ii) substantially conform to and perform in accordance with HWM's then current published GPS Specifications, and (iii) operate satisfactorily in the system environment in which the Software Products are initially installed.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 73 of 92



WARRANTY (CONTINUED)

3. Except as disclosed in the GPS Specifications appended to this Agreement, the Software Products licensed hereunder contain no "computer viruses", other "contaminants", including any codes, or instructions that may be used to access, modify, delete, damage, or disable SBC's computer system. If any "third party" software of other vendors is incorporated into the Software Products furnished by HWM hereunder, HWM shall obtain comparable warranties enforceable by SBC from such vendors.

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

5. HWM warrants that the Software does not contain any disabling code which would render the Software Products unusable until a patch or new password is entered on the machine for which it is licensed.

6. HWM warrants for a period of [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] from furnishing a Software Product that any magnetic medium on which portions of a Software Product are furnished shall be free from defects in material, workmanship or recording.

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION B
                                                                   Page 74 of 92



WARRANTY (CONTINUED)

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

8. HWM agrees to perform the Services in a first-class, workmanlike manner, with care, skill and diligence, and in accordance with applicable standards currently recognized by HWM's profession. HWM further agrees to be responsible for the professional quality, technical accuracy, completeness and coordination of all reports, designs, drawings, plans, information, specifications and other items and Software Products (including custom Software Products) and Services furnished under this Agreement. If HWM fails to meet applicable professional standards, HWM will, without additional compensation, correct or revise any errors or deficiencies in its reports, drawings, specifications, designs or other items or Software Products and Services furnished hereunder.

9. [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]Generally available Software Products will contain, at a minimum, the same functions and features as the associated Beta Test copy of such Software Products.

The above warranties (except for the warranties contained in paragraphs 1 and 6) shall be effective for a period of [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] of the Software Products and/or the rendering of the Services to SBC. The warranty contained in paragraph 1 shall be effective [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] HWM agrees to correct, replace or credit, at SBC's sole option and at HWM's sole expense, any non-conforming Software Product which is due to errors, malfunctions, or the acts or omissions of HWM, its employees or agents. In addition, pursuant to paragraph (6), HWM agrees to replace any defective media at no charge to SBC during the [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.] warranty period.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION C
                                                                   Page 75 of 85





                 SECTION C - GPS MATERIAL MAINTENANCE SERVICES

GENERAL

HWM agrees to provide maintenance service on GPS Material acquired hereunder by SBC upon the terms and conditions set forth in this Agreement and in Orders placed by SBC pursuant to this Section and accepted by HWM. Such Orders will be deemed accepted by HWM provided the Orders are in conformance with this Section. Prices for parts and HWM's hourly rates are included in Appendix II.

ACCESS

SBC will provide HWM with reasonable access to the GPS Material to perform maintenance service.

BASIC SERVICE

HWM agrees to perform the following basic maintenance service: accomplish regularly scheduled Preventive Maintenance, if applicable; update the GPS Material to provide the latest reliability improvements; respond to requests for and accomplish Remedial Maintenance during the Principal Period; supervise the preparation of the GPS Material for movement and set-up after movement; and provide all tools and test equipment necessary for the maintenance of the GPS Material. There will be no maintenance charges for the following basic maintenance services if performed during the applicable warranty period and if the malfunction or inoperative condition is covered under the applicable warranty:

         1. Preventive Maintenance, unless performed outside the Principal Period, which will include, for purposes of this paragraph, the mutually agreed to scheduled time for Preventive Maintenance.

         2. Remedial Maintenance which was begun during the Principal Period or an extension thereof or when HWM was notified during the Principal Period or extension thereof of the need for Remedial Maintenance.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION C
                                                                   Page 76 of 85





BASIC SERVICE (CONTINUED)

         3. Remedial Maintenance required within a thirty (30) day period due to a recurrence of the same malfunction.

         4. Time spent by maintenance personnel after arrival at SBC's Site awaiting the arrival of additional maintenance personnel and/or delivery of parts, etc., after a service call has commenced.

         5. Remedial Maintenance required when the scheduled Preventive Maintenance preceding the malfunction had not been performed.

         6. Parts required for Preventive or Remedial Maintenance, including replacement parts.

         7. Remedial Maintenance performed outside the Contracted Period of Coverage, unless specifically agreed otherwise by SBC in writing.

When so agreed, SBC will pay for Remedial Maintenance requested to be performed outside of the Contracted Period of Coverage at HWM's published rates; relocation of GPS Material within a SBC location during the Contracted Period of Coverage; unpacking, installation and Acceptance Tests, any GPS Material certification for maintenance, and packing, removal and supervising the removal or moving of any GPS Material.

Preventive Maintenance, if applicable, will be performed at mutually agreed upon times which do not unreasonably interfere with SBC's use of the GPS Material. HWM will specify in writing the frequency and duration of the Preventive Maintenance required for the GPS Material, and SBC will specify the Preventive Maintenance schedule which may be modified by mutual agreement.

ENGINEERING CHANGES

Engineering changes which are made to GPS Material after its manufacture will be incorporated by HWM into the GPS Material at SBC's site. These changes will be incorporated only after consultation with and scheduling by SBC. Time required for any modifications or engineering changes will be subject to the provisions hereof relating to maintenance credit for downtime. In addition, HWM will, during such consultation, specify any related products which may be





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION C
                                                                   Page 77 of 85





ENGINEERING CHANGES (CONTINUED)

affected by such engineering changes. All modifications will be subject to the provisions of the Clause entitled ACCEPTANCE.

There will be no charge for the installation of engineering changes due to Warranty covered defects on GPS Material or a recall of the GPS Material for safety related defects.

ESCALATION PROCEDURE

HWM will endeavor to initiate on-site remedial Service at SBC's site within the specified response time. If the trouble has not been corrected within six (6) hours after SBC's request for Service, HWM's support center personnel will initiate an escalation process to provide HWM's regional engineering assistance. If the trouble has not been corrected within twelve (12) hours after SBC's request, the problem will be escalated to HWM's engineering control center. No charge will be made for any such escalation.

FORM OF ORDER

Orders for GPS Material maintenance will be written on SBC's forms and will contain the following information:

         1.    The incorporation by reference of this Agreement.
         2. A complete list of the GPS Material to be serviced, specifying quantity, type, description, the monthly maintenance charge for each item of GPS Material, the term of the Order and the total annual/monthly maintenance charges payable by SBC.
         3. The location at which the GPS Material is installed, including floor, street, city, state and zip code.
         4. The designation of a point of contact at which HWM's maintenance representative will receive notification of GPS Material failure.
         5.    The Principal Period, or extension thereof, selected by SBC.
         6. Any special terms and conditions agreed upon between the parties.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION C
                                                                   Page 78 of 85





MAINTENANCE BY OTHERS

SBC will not knowingly permit persons other than authorized representatives of HWM to perform maintenance or attempt repairs to any GPS Material while that GPS Material is covered by maintenance provided by HWM hereunder, unless otherwise agreed by HWM.

MAINTENANCE LOG

HWM agrees to maintain a legible maintenance log at each Installation Site which will be made available to SBC for inspection upon request. This log will include, at a minimum, the following:

         1.      The date and the time HWM was notified.
         2.      The date and time of HWM's arrival.
         3.      The time the GPS Material was made available to HWM.
         4.      The type and model number(s) of the GPS Material.
         5.      A description of the malfunction.
         6.      The time spent for repair.
         7.      The corrective action taken, including parts used.
         8.      The time the GPS Material was made available to SBC.
         9.      Applicable charges, if any.
         10.     Identification of HWM's representative.
         11.     SBC's representative's signature.
PARTS

There will be no additional charges for replacement parts during the covered warranty period. Only new standard parts or parts of equal quality will be used in effecting repairs. Parts which have been replaced will become the property of HWM and will be removed from SBC's Site. Parts which are installed on purchased GPS Material will become the property of SBC.

PARTS INVENTORY

HWM agrees to maintain a sufficient supply of spare parts at SBC's Site to make emergency repairs.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION C
                                                                   Page 79 of 85





REMEDIAL MAINTENANCE

Remedial Maintenance will be performed after notification to HWM that the GPS Material is inoperative. HWM will furnish SBC with a designated point of contact for such notification. During the Principal Period, or extension thereof, set forth in the applicable Order, HWM agrees to have a Field Engineer arrive at SBC's Site within twenty-four (24) hours after notification that Service is required. Outside such Principal Period, or extension thereof, HWM will use its best efforts to have its Field Engineer arrive at SBC's Site within twenty-four (24) hours after notification that Service is required.
Such Service calls will be made at HWM's then current standard per-call rates.

Only one (1) Field Engineer will respond to a request for maintenance outside of the Principal Period or extension thereof, unless it is mutually agreed that more than one (1) Field Engineer is required.

The Principal Period or extension thereof may be changed by SBC upon thirty
(30) days' prior written notice to HWM.

Separate Principle Periods of Maintenance may be specified when there are two
(2) or more installations of HWM provided GPS Material at the same Site.

In the event that HWM finds itself unable to meet the standards set forth above in responding to SBC's maintenance requests, HWM will, in consideration of the size of the installed base, locate a Field Engineer within a fifty (50) mile radius of SBC or, upon the reasonable request of HWM, SBC may provide office space for such Field Engineer at SBC's Site.

STORAGE AND WORK SPACE

SBC will provide at no charge to HWM space for spare parts and working space, including heat, light, ventilation, electric current and outlets for use by HWM's maintenance personnel. These facilities will be located at SBC's site within a reasonable distance of the GPS Material to be maintained. HWM will maintain this space in an orderly manner, consistent with SBC's site rules. SBC will not be liable for loss or damage to HWM's equipment or materials stored on SBC's site.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION C
                                                                   Page 80 of 85






TERM OF ORDER

The maintenance term will commence on the date set forth in the applicable Order (but in no event earlier than the expiration of the warranty period for the GPS Material involved) and continue for the initial maintenance term specified therein and thereafter until canceled or terminated by SBC as provided herein.

TIME AND MATERIAL

From time to time SBC may require Maintenance on GPS Material not covered under a Maintenance Order. In these cases SBC will notify HWM of the problem and HWM will provide assistance on a time and material basis. HWM will provide an invoice to SBC for the services performed and SBC will make payment thirty (30) days from the receipt of the invoice.

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION D
                                                                   Page 81 of 85




                        SECTION D - HWM NETWORK SERVICES

GENERAL

This Section sets forth the terms and conditions relating to collection and delivery of data by HWM as well as the specific Services provided for the monthly fee listed in Appendix II, Pricing.

SCOPE OF RESPONSIBILITY

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

SCOPE OF RESPONSIBILITY (CONTINUED)

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

NETWORK SERVICE TERMS

a        SERVICES PROVIDED. [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

b        AVAILABILITY OF SERVICE.
[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

c        SERVICE COMMITMENT.  [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

SCOPE OF RESPONSIBILITY (CONTINUED)

NETWORK SERVICE TERMS (Continued)

       [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

d    RATES, CHARGES, BILLING AND PAYMENT FOR SERVICES.  HWM will render to SBC a monthly combined bill for the Enhanced Services and Enhanced





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION D
                                                                   Page 82 of 85




     Cellular Roaming service with each listed separately. SBC will receive a paper bill unless electronic media is requested. SBC agrees to accept responsibility for all calls made by SBC or its authorized users. The rates for all services hereunder effective on the date of this Agreement are set forth in this Agreement. Payment shall be due net thirty (30) after receipt of invoice. All service fee payments shall be due and payable to HWM Corporation at P.O. Box 970779, Dallas, Texas, 75397-0779.

e    TAXES, DUTIES & SURCHARGES FOR SERVICES.   All service charges are subject
     to federal, foreign, state and/or local excise, sales, use, property, retailers, occupation or other taxes, duties or surcharges. If any governmental tax, duty or surcharge is determined to be applicable, then SBC shall pay to HWM the full amount of any such tax, duty or surcharge at the time payment is due for other charges pursuant to paragraph d above herein.

f NONPAYMENT OF SERVICE FEES. A late payment charge of ten dollars ($10.00) or one and one-half (1 1/2) percent of the outstanding balance, whichever is higher, shall be assessed on a monthly basis on payments not paid by the due date.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION D
                                                                   Page 83 of 85




SCOPE OF RESPONSIBILITY (CONTINUED)

NETWORK SERVICE TERMS (CONTINUED)

g PRIVACY OF COMMUNICATION. In rendering service under this Agreement, HWM will make reasonable efforts to protect the privacy of SBC's communications. However, absolute privacy of communications is not guaranteed. SBC acknowledges that wireless communications, including cellular, satellite and other transmissions, are subject to interceptions by parties possessing certain types of radio equipment without the knowledge or permission of the user.

h LIMITED WARRANTY FOR SERVICES. During the duration of this Agreement, HWM warrants that the Enhanced Services provided during Phases I, II and III shall operate in good working order and that the Enhanced Cellular Roaming services provided only during Phase I shall be in good working order and available to SBC's vehicles equipped with Mobile Communications Unit(s) when within the service areas of cellular carriers offering cellular services to HWM.

i LIMITATION OF LIABILITY AND EXCLUSIVE REMEDY FOR SERVICES. SBC agrees that the liability of HWM, if any, for interruptions, delays, and failures in transmission of service ("service problems") to SBC (except for SBC's own negligence or misconduct, for which SBC shall be solely liable), is limited solely to the allowance of a credit as specified in the Grade of Service section of this Agreement.

j REGULATORY STATUS. HWM and SBC acknowledge that HWM is a private enhanced services provider, and that HWM's provision of the Enhanced Services and its obtaining for SBC the Enhanced Cellular Roaming, are in no way intended to impute to HWM the regulatory status of telecommunications common carrier. To the extent the telecommunications services addressed by this Agreement are provided to SBC by third party telecommunications companies, HWM and SBC acknowledge that only the third party telecommunications company providing such services may be construed, if applicable, as a telecommunications common carrier. To the extent federal, state, or local laws or regulations change or are interpreted otherwise, SBC agrees to execute any reasonable retroactive modification





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION D
                                                                   Page 84 of 85




SCOPE OF RESPONSIBILITY (CONTINUED)

NETWORK SERVICE TERMS (CONTINUED)

         to this agreement which does not affect the nature or cost of the service, to the extent necessary to protect HWM against unfavorable regulatory classifications.

k INTELLECTUAL PROPERTY RIGHTS. Unless otherwise specified in this Agreement, HWM retains sole title to any intellectual property of HWM utilized in conjunction with this Agreement. This Agreement does not constitute a license to use any intellectual property owned or controlled by HWM, except as set forth in this Agreement.

ALARM MONITORING

SCOPE

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

DESCRIPTION OF SERVICE

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       SECTION E
                                                                   Page 85 of 85





                           SECTION E-ENTIRE AGREEMENT

ENTIRE AGREEMENT

The terms contained in this Agreement, and any Orders, including all Exhibits and subordinate documents attached to or referenced in the Agreement or any Orders, will constitute the entire agreement between HWM and SBC with regard to the subject matter hereof and supersede all prior oral and written communications, agreements and understandings of the parties, if any, with respect hereto. This Agreement may not be modified expect by a written instrument signed on behalf of both parties by the representatives who sign this Agreement or their successors in title and authority. If either representative is no longer employed by SBC/HWM or has been demoted, or if the approval level no longer exists, a manager at a level equal to or exceeding the original level must execute revisions to this Agreement.

SOUTHWESTERN BELL TELEPHONE COMPANY        HIGHWAYMASTER CORPORATION ACCEPTED:
ACCEPTED:

By: (x) Steve Welch by W. J. Given         By:  (x) Jana Bell
    ------------------------------            --------------------------
Title:   President-Corporate and           Title:   President and CEO
      ----------------------------               ----------------------------
          Administrative Services
      ---------------------------
Date: 12/18/98                                     Date: 1/13/99
      --------                                           -------

PACIFIC BELL ACCEPTED:                     NEVADA BELL ACCEPTED:

By: (x) Steve Welch by W. J. Given         By: (x) Steve Welch by W. J. Given
    ------------------------------             -------------------------------
Title:   President-Corporate and           Title:  President-Corporate and
         -----------------------                  ----------------------------
         Administrative Services                   Administrative Services
         ------------------------                 ----------------------------
Date: 12/18/98                             Date: 12/18/98
      --------                                   --------

SOUTHERN NEW ENGLAND TELEPHONE ACCEPTED:

By: (x) Steve Welch by W. J. Given
    ------------------------------
Title:   President-Corporate and
         -----------------------
         Administrative Services
         -----------------------
Date: 12/18/98
      --------





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX I
                                                                    PAGE 1 OF 25





                        APPENDIX I - GPS SPECIFICATIONS

          [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
                    TREATMENT. THE OMITTED MATERIAL HAS BEEN
                         FILED SEPARATELY WITH THE SEC.]





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                     APPENDIX II
                                                                     PAGE 1 OF 3



        APPENDIX II - PRICING FOR DEPLOYMENT OF INITIAL 11,5000 GPS UNITS

           [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                     APPENDIX II
                                                                     PAGE 2 OF 3


APPENDIX II - PRICING FOR DEPLOYMENT ABOVE INITIAL 11,5000 GPS UNITS

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]





                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                     APPENDIX II
                                                                     PAGE 3 OF 3





HWM NETWORK SERVICE CENTER MONTHLY FEE

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

NOTE: PRICES ABOVE DO NOT INCLUDE APPLICABLE TAXES, AND SURCHARGES WHICH WILL BE BILLED AS A SEPARATE ITEM ON THE INVOICE.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                    APPENDIX III
                                                                     PAGE 1 OF 1



                          APPENDIX III - CHANGE ORDER


-------------------------------------
CONTRACT/P.O. #
-------------------------------------

--------------------------------------------
LOCATION:
--------------------------------------------

-------------------------------------------------------------------------------
REQUEST NUMBER      ORIGINATOR             DATE ORIGINATED      DATE ACCEPTED
--------------      ----------             ---------------      -------------




-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
DETAILED DESCRIPTION OF CHANGE REQUESTED (ATTACH ADDITIONAL INFORMATION IF REQUIRED)
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
IDENTIFY COST,
IF ANY:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ARE CHANGES REQUIRED TO THE GPS SPECIFICATIONS - IF YES,
DESCRIBE AND ATTACH COPY OF CHANGES REQUESTED                   YES       NO
                                                               -----     ----


-------------------------------------------------------------------------------


---------------
AUTHORIZATIONS:
---------------

-------------------------------------------------------------------------------

SBC:                                 HWM:
-------------------------------------------------------------------------------

NAME:                                NAME:
-------------------------------------------------------------------------------

DATE:                                DATE:
-------------------------------------------------------------------------------


UPON ACCEPTANCE RETURN ONE COPY TO:

CHRIS VILCINSKAS, 1010 PINE, 9-E-80, ST. LOUIS, MO. 63101





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                     APPENDIX IV
                                                                     PAGE 1 OF 2

           APPENDIX IV - EXECUTIVE ORDERS AND ASSOCIATED REGULATIONS



Work under this contract may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701, and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this contract, and only to that extent, Contractor agrees to comply with the provisions of all such Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1. EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT CONTRACTORS

   In accordance with 41 C.F.R.Section 60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including but not limited to, Contractor's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

2. AGREEMENT OF NON SEGREGATED FACILITIES

   In accordance with 41 C.F.R.Section 60-1.8, Contractor agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3. AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

   Contractor agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R.Section 60-1.4(b).

4. AGREEMENT OF FILING

   Contractor agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R.Section 60-1.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

   In accordance with 41 C.F.R.Section 60-250.20, and 41 C.F.R.Section 60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

6. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

   As prescribed in 48 C.F.R., Ch. 1, 19.708(a):

   (a) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and





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            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                     APPENDIX IV
                                                                     PAGE 2 OF 2
           APPENDIX IV - EXECUTIVE ORDERS AND ASSOCIATED REGULATIONS



sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

   (b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor's compliance with this clause.

   (c) As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The Contractor shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The Contractor shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

   (d) The term "small business concern owned and controlled by women" shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

   (e) Contractors acting in good faith may rely on written representations by their sub-contractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.

7. SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUB-CONTRACTING
   PLAN.

   The sub-contractor will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                    PAGE 1 OF 18





                                 QUALITY MANUAL




                           HIGHWAYMASTER CORPORATION
                              16479 DALLAS PARKWAY
                              DALLAS, TEXAS  75248
                                 (972) 732-2500




                              DOCUMENTATION REVIEW
          -----------------------------------------------------------
                    TITLE                                  NAME
          -----------------------------                --------------
                     COO                                Gordon Quick
          -----------------------------------------------------------
          Director Materials Operations                Todd Whisenant
          -----------------------------------------------------------





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                    PAGE 2 OF 18



                                      INDEX

1    THE CORPORATE QUALITY STATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
2    QUALITY POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
3    PURPOSE AND APPLICABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
3.1    PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
3.2    APPLICABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
4      QUALTIY SYSTEM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
4.1    MANAGEMENT RESPONSIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
4.2    QUALITY SYSTEMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
4.3    CONTRACT REVIEW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
4.4    DESIGN CONTROL   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
4.5    DOCUMENT CONTROL   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
4.6    PURCHASING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
4.7    PURCHASER SUPPLIED PRODUCTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
4.8    PRODUCT IDENTIFICATION / TRACEABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . .   11
4.9    PROCESS CONTROL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
4.10   INSPECTION AND TESTING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
4.11   INSPECTION, MEASURING AND TEST EQUIPMENT   . . . . . . . . . . . . . . . . . . . . . . . .   13
4.12   INSPECTION AND TEST STATUS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
4.13   CONTROL OF NON-CONFORMING PRODUCT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
4.14   CORRECTIVE AND PREVENTIVE ACTION   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
4.15   HANDLING, STORAGE, PACKAGING, PRESERVATION AND DELIVERY  . . . . . . . . . . . . . . . . .   16
4.16   QUALITY RECORDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
4.17   INTERNAL QUALITY AUDITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                    PAGE 3 OF 18





4.18   TRAINING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
4.19   SERVICING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
4.20   STATISTICAL TECHNIQUES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                    PAGE 4 OF 18




1        THE CORPORATE QUALITY STATEMENT





                  HIGHWAYMASTER IS A CUSTOMER-ORIENTED SUPPLIER
                 OF QUALITY PRODUCTS AND SERVICES. OUR TEAM IS
                COMMITTED TO BEING THE PREFERRED SUPPLIER TO THE
                INDUSTRIES WE SERVE BY PROVIDING SATISFACTION FOR
           OUR CUSTOMERS. WE ARE DEDICATED TO CONTINUOUS IMPROVEMENT
                 AND STRIVE TO BE THE BEST IN EVERYTHING WE DO.





                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                    PAGE 5 OF 18





2      QUALITY POLICY

       HighwayMaster is committed to achieving Total Customer Satisfaction and promoting continuous improvement throughout the organization. Every employee is responsible for identifying and meeting customer expectations. We are committed to provide our employees the necessary tools, information and authority which allows them to make quality decisions for HighwayMaster and its customers.

3      PURPOSE AND APPLICABILITY

3.1    PURPOSE

       The purpose of this quality policy is to present HighwayMaster's concept of the requirements for producing products and services that are intended to meet the customer's needs and expectations. HighwayMaster is committed to the increasing trend towards more stringent customer expectations with regard to quality. HighwayMaster also realizes that accompanying this trend there has been a growing realization that continual improvements in quality are often necessary to achieve and sustain good economic performance.

3.2    APPLICABILITY

       This policy is applicable to all products and services sold by HighwayMaster, inclusive of all programs that come under special quality specifications and individual customer specifications.

4      QUALITY SYSTEM

       HighwayMaster's quality system seeks to accomplish three objectives regarding quality:

         a. HighwayMaster shall achieve and sustain the quality of the product or service produced so as to continually meet the customer's stated or implied needs.
         b. HighwayMaster shall provide confidence to its own management that the intended quality is being achieved and sustained.
         c. HighwayMaster shall provide confidence to the customer that the intended quality is being, or will be, achieved in the delivered product or service provided.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                    PAGE 6 OF 18



4.1    MANAGEMENT RESPONSIBILITY

       Management will define and document its policy and objectives for, and commitment to, Quality. Management has the responsibility for providing the necessary planning, resource allocation, training, operations, and evaluation of quality. Management will ensure that this policy is understood, implemented and maintained at all levels in the organization.

4.2    QUALITY SYSTEMS

       HighwayMaster shall institute and sustain a documented quality system. This system will ensure that HighwayMaster builds a quality product that meets all specified requirements. This system shall include:

4.2.1 The preparation of documented quality system procedures and instructions in accordance with our customers requirements.

4.2.2 The effective implementation of those procedures and instructions designed to ensure a quality product.

4.2.3 The timely preparation of quality plans and other quality documentation as required by the customer. In the interest of standardization and minimizing duplication of effort, this Quality Manual will be used as the standard Quality Plan. Exceptions to the policy manual will be listed separately as the customer Quality Plan.

4.2.4 The identification and acquisition of any controls, processes, inspection equipment, tools, fixtures, and other equipment that may be required to achieve the desired quality results.

4.2.5 The identification of specific skills needed to achieve the required quality and the necessary training to ensure that qualified personnel are performing to specified capabilities.

4.2.6 The updating, as required, of quality assurance, inspection and testing techniques, equipment and other measuring devices to meet changes in requirements and capabilities.

4.2.7 The identification, preparation and maintenance of quality records, and reports as required by the customer.

4.2.8 An auditing system that ensures the compliance to all aspects of the quality system as defined in this procedure.





                       RESTRICTED PROPRIETARY INFORMATION
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                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                    PAGE 7 OF 18



4.3    CONTRACT REVIEW

       HighwayMaster shall maintain a procedure for contract review. Product Management shall ensure that Quality Engineering reviews customer contracts for the following if required:

4.3.1  Quality requirements are adequately defined and documented.

4.3.2 Any quality requirements that are different from normal quality specifications or requirements are resolved before the final signing of the contract.

4.3.3 HighwayMaster has the capability to meet the contractual quality requirements or is in the process of attaining those capabilities. Product Management shall maintain records of the contract review.

4.4    DESIGN CONTROL

       HighwayMaster design capability includes analog, digital, microprocessor circuitry, as well as the complete capability for printed circuit board and mechanical packaging design. HighwayMaster capability also includes software development design capabilities.

       Design Control procedures are written to ensure that design activities meet requirements, are planned so that qualified personnel are assigned to the project, and that all requirements are identified, documented, and reviewed. The controlling procedures for ECR is #P0001 and the controlling procedures for ECN is # P0002. Software and Hardware Design Engineering departments control the various activity procedures internally.

4.5    DOCUMENT CONTROL

       All documents for HighwayMaster are reviewed and approved prior to issue. Appropriate documents are available at locations where they are intended to be used. Obsolete documents are removed from points of use and retained in accordance with document control procedures.

4.5.1  Controlled Documentation

4.5.1.1  Quality system documents comprises the following type documents:

4.5.1.1.1    Quality Manual


                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or
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                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                    PAGE 8 OF 18

4.5    DOCUMENT CONTROL (CONTINUED)

4.5.1.2.1    Requirements



4.5.1.2.2    Drawings
4.5.1.2.3    Engineering Change Notices
4.5.1.2.4    Manufacturing Deviations
4.5.1.2.5    Related Form

4.5.2  Document Approval

       Management initializes document changes. All documents are reviewed and approved prior to issue. A master file of all documents is maintained and is comprised of the document, revision, status, release date, change date and the location(s) of the documents. Documents are distributed to personnel and locations where they are used. When appropriate and relevant, documents display an approval list.

4.5.3  Document Changes

4.5.3.1 Document changes are reviewed and authorized by the Implementation Readiness Review (IRR) committee and Configuration Control Board (CCB) teams. Revised portions of documents are distributed with a change brief, and obsolete documents are removed. A master list specifying the latest issues and revisions is maintained.

4.5.3.2  A notice of change documents is released to the appropriate personnel.

4.6    PURCHASING

       HighwayMaster assesses its suppliers and subcontractors and purchases only from those that can satisfy the company's quality requirements. Purchasing documents clearly and completely describe ordered products, including quality requirements. Purchasing documents are approved prior to release.

4.6.1  Procurement

       HighwayMaster will procure materials for each program utilizing prints and specifications generated internally. In the absence of these, the supplier's specifications shall be used. Purchasing requirements shall contain the necessary data to adequately describe the product being ordered, to include, where applicable:

4.6.1.1  A complete description of the product required





                       RESTRICTED PROPRIETARY INFORMATION
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                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                    PAGE 9 OF 18



4.6    PURCHASING (CONTINUED)

4.6.1.2 A listing of applicable specifications, drawing, process requirements, testing, inspection and/or any other technical data that is required. Notation of special approvals or qualifications of product, procedures, process or personnel.

4.6.1.3 Purchasing will verify that the material being ordered meets the current revision. Assumptions on revision levels will not be made based on previous orders.

4.6.1.4 When applicable, Quality shall review and approve purchasing documents for adequacy of specified requirements prior to release.

4.6.2  Approved/Qualified Vendor's List (AVL)

       Purchasing will procure components and raw materials from only those specified suppliers on the AVL. If additional suppliers are needed, Purchasing will seek approval for additional suppliers through Engineering, Materials Operations, Quality Assurance, and the customer.

       Purchasing will select additional suppliers on the basis of their ability to meet contractual requirements, including quality requirements. HighwayMaster shall, through Quality Engineering, survey additional suppliers as required using the Supplier Qualification Procedure. (See Supplier Performance Evaluation MOP # 401)

4.6.3  Supplier Selection and Control

       Supplier selection and control shall be the responsibility of Materials Operations. The HighwayMaster Quality Department, using the HighwayMaster Supplier Survey form (See Supplier Performance Evaluation MOP # 401) will survey new suppliers. After the survey, the supplier will be notified of the survey results, along with any required corrective action, within two weeks of survey completion.

       The Quality Department will maintain ongoing records of lot acceptance rates (LAR) and delivery performance for each approved supplier. Suppliers will be surveyed annually. Product source inspections will be done quarterly. (See Supplier Performance Evaluation MOP # 401)

       Failure to adequately respond to a Supplier Corrective Action Request may be grounds for supplier disqualification.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                   PAGE 10 OF 18




4.6    PURCHASING (CONTINUED)

4.6.4  Supplier Report Card

       A supplier report card shall be sent to each supplier at the end of each month. The report card will list monthly and Year To Date (YTD) Lot Acceptance Rate (LAR) and delivery performance, On Time Delivery (OTD). The Quality Department has responsibility for maintaining these records and sending the report cards.

4.6.5  Incoming Quality Assurance (IQA)

       All production component and materials will be inspected by IQA to a predetermined sampling plan using the relevant specifications. Where deemed acceptable, "Ship to Stock" procedures will be established with qualified suppliers. When incoming material is released for urgent production purposes, it shall be identified and recorded in order to permit recall and replacement in the event of non-conformances to specified requirements.

4.6.5.1  Component Inspection & Test Planning

             A dedicated inspection station shall be maintained at the HighwayMaster Warehouse consisting of an inspection area, appropriate tools, and file cabinets for drawings, procedures, sampling plans, and test results. This station will be under the control of the Quality Department.

4.6.5.2  First Article Inspection

             First Article Inspection will be performed per First Article procedure on all unique components (sheet metal, castings, PC Boards, cabled, etc.). A copy of the First Article findings will be placed in the Supplier history files. New revisions will be incorporated into the First Articles as they are released through the ECO procedure.

4.6.5.3  Lot Sampling And Record Keeping

             Quality inspection instruction documents will be created for each part, as new parts are received. These documents will detail administrative, mechanical, and electrical tests to be performed on each lot. An Acceptable Quality Level (AQL) sampling plan based on ANSI ASQC Z1.4 will be created for each part. Normal inspection levels (single sampling plan) will be used for all parts initially. The HighwayMaster quality engineer has the authority to change a plan to reduced or tightened inspection, based on quality history.





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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                   PAGE 11 OF 18





4.6    PURCHASING (CONTINUED)

             Inspection results will be recorded on the HighwayMaster Inspection Summary form.

             Non-conforming material shall be tagged "reject" and segregated from acceptable and untested material where it will await dispositioning by the Material Review Board. A one hundred percent inspection of a rejected lot many be performed at the direction of the Quality Engineer in the event that material is urgently needed.

             Each rejected lot shall be cause for us issuance of a Supplier Corrective Action Request (SCAR).

4.6.5.4  Non-Conforming Material Control

             A Material Review Board (MRB) shall review and disposition all non-conforming and rejected procured material. The disposition process is documented. The MRB shall consist of representatives form Quality, Engineering, Purchasing, and Product Integrity. The quality representative will chair the board.

             The function of this board shall be the dispositioning of non-conforming material. The five acceptable dispositions are:

4.6.5.4.1    Return To Vendor (RTV)
4.6.5.4.2    Use As Is (USI)
4.6.5.4.3    Scrap (SCP)
4.6.5.4.4    Rework (RWK)
4.6.5.4.5    Re-Inspect (REI)

4.6.5.5  Correction Action Request

             Supplier correction action is a corrective action initiated by HighwayMaster to resolve customer complaints regarding defective product.

             If the product is found to be defective, the Quality Department will initiate appropriate corrective action, at the manufacturer of the product. The corrective action will be documented and maintained in the Corrective Action Log.

4.7    PURCHASER SUPPLIED PRODUCTS

     Not Applicable for HighwayMaster at this time.

4.8    PRODUCT IDENTIFICATION / TRACEABILITY

     HighwayMaster establishes and maintains procedures for marking the product from applicable drawings, specifications, or other documents, during production and delivery. Markings used for product identification include, but not limited to:





                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                   PAGE 12 OF 18



         a) labels
         b) storage bins
         c) product location

     Such information is also used to maintain identification throughout the production process. When tractability is a contractual requirement, individual products or batches have a unique identification.

4.9    PROCESS CONTROL

     HighwayMaster shall plan the production of assemblies and units so that a quality product is produced and the processes are carried out under controlled conditions.

4.9.1  Refer to subcontract manufacturer quality system.


4.9.2  Process Documentation

4.9.2.1  Manufacturing

             Documentation for manufacturing shall be provided my
             HighwayMaster's contract manufactures. Documents should include the following types"

                 a) Work Instructions for each assembly with set-up and
                    detailed methods interactions
                 b) Material handling specification when required
                 c) Process specifications
                 d) Process flow charts
                 e) Quality flow-charts
                 f) Product traceability
                 g) Procedure for rework and repair to assemblies and units





                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                   PAGE 13 OF 18



4.10   INSPECTION AND TESTING

       Inspection and testing are conducted when purchased materials are received, at significant stages of production, prior to shipping stages of production, and prior to shipping finished product. The objective of inspections and testing is to verify conformance with specified requirements. Materials and products are prevented from being used or shipped until the required inspections are completed. Records of inspections are established and maintained as evidence that products comply with stated requirements.

4.10.1 HighwayMaster's contract manufacturers shall provide procedures for the following areas.

4.10.1.1     General
             The general requirement for inspection and testing is documented in the contract manufacturer's Quality Plan.

4.10.1.2     Receiving inspection and testing
             The contract manufacturer's receiving inspection and testing plan will be used to meet HighwayMaster requirements.

4.10.1.3     Final inspection and testing
             The contract manufacturer's final inspection and testing plan will be used to meet HighwayMaster requirements.

4.10.1.4     Inspection and test records
             The contract manufacturer's inspection and test records plan will be used to meet HighwayMaster requirements.

4.11   INSPECTION, MEASURING AND TEST EQUIPMENT

       HighwayMaster policy requires that all tools, instruments, and test equipment are in good repair and calibration. Refer to subcontract manufacturer quality plan.

      The contract manufacturer's procedures will be used to meet HighwayMaster requirements for all products produced.





                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                   PAGE 14 OF 18




4.12   INSPECTION AND TEST STATUS

       The inspection and test status will be identified and maintained throughout design, production, installation, and servicing of product. This is defined in documented Quality Procedures and instructions to ensure that only product which has passed required inspections and tests is ultimately shipped to customers.

4.12.1   Nonconforming material is clearly identified and segregated

4.13   CONTROL OF NON-CONFORMING PRODUCT

       Nonconforming product is identified, documented, evaluated, and prevented from being used or shipped. Responsibility for disposition of nonconforming product is defined and, when required, the customer is contacted for advisement. Repaired or reworked product is reinspected.

4.13.1   Identification and Documentation

         All nonconforming product that can not be corrected using IPC Standard of repair or rework current revision is identified and documented.

4.13.2   Nonconforming Review and Disposition

         A Material Review Board (MRB) shall review and disposition all non-conforming and rejected product. The disposition process is documented. The MRB shall consist of representatives form Quality, Engineering, Purchasing, and Product Integrity. The quality representative will chair the board. The function of this board shall be the dispositioning of non-conforming product. The five acceptable dispositions are:

4.13.2.1     Return To Vendor (RTV)
4.13.2.2     Use As Is (USI)
4.13.2.3     Scrap (SCP)
4.13.2.4     Rework (RWK)
             Rework is subject to inspection after rework is performed
4.13.2.5     Re-Inspect (REI)





                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                   PAGE 15 OF 18



4.14   CORRECTIVE AND PREVENTIVE ACTION

       Corrective action is taken to help assure identified problems are quickly resolved to minimize potential quality issues and implement permanent solutions. Corrective actions are issued, recorded, and verified in accordance with documented procedures. Preventative action is taken to assist management in continuous improvement efforts. Preventative actions are also issued, recorded, and verified in accordance with documented procedures.

4.14.1 Everyone in the organization is responsible for instituting, monitoring, or requesting corrective/preventative actions. Problems are evaluated for potential impact on production processes, safely, quality, performance, reliability, or customer satisfaction. Sources of data and information used in evaluation may come from failure analysis results, manufacturing operations, or customers.

4.14.2 Problems are analyzed to determine whether immediate corrective action is required. Action may include production stoppage, shipping hold, stock purge, supplier hold, or product recall. Once immediate control action has been taken, the cause is analyzed to determine required corrective action. Short-term corrective actions may include customer notification, rework, or product screening. Long-term corrective actions include product redesign or production process revision.

4.14.3 After the cause of the problem has been identified, measures are also taken to prevent its recurrence. Nonconforming items are properly disposed of or corrected. The effects of these measures are audited to assure the desired goals are met and the permanent changes are in place, documented, and communicated.



4.14.4   Corrective Action Request

         Contract Manufacturer of nonconforming product are sent a corrective action request to verify continuous compliance of product requirements

4.14.5 Preventive actions plans will be created as needed to address longer term trends as represented by quality related data.





                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                   PAGE 16 OF 18



4.15   HANDLING, STORAGE, PACKAGING, PRESERVATION AND DELIVERY

       All material and product is handled, stored, packaged, preserved and delivered in a manner which prevents damage, deterioration, and contamination.

4.15.1   Handling

         Product handling is performed in a manner that prevents damage or deterioration. Personnel are instructed in proper methods of ESD control and general methods of handling.

4.15.2   Storage

         Defined storage areas are provided to prevent damage or deterioration of the product prior to use. The receipt and authorized issue of product from the storage area is undertaken in line with written procedures. Storage of product is controlled as to maintain product quality.

4.15.3   Packaging

         Product approved for delivery after final inspection and test has been conducted, is packaged in such a manner as to provide adequate protection from damage during storage and subsequent delivery. The use and configuration of packaging materials is defined in written specifications or in accordance with customer requirements. Packaged product is suitably identified and the marking controlled.

4.15.4   Delivery

         Product is afforded adequate protection after final inspection and test. Where contractually specified, this protection is extended to include delivery to destination.

4.16   QUALITY RECORDS

4.16.1   Control requirements

4.16.1.1 The Quality Engineering ensures that the records required in the operation of the Quality Management System are properly maintained.

4.16.1.2 Quality records are maintained to demonstrate achievement of the required quality and the effectiveness of the Quality Management System.

4.16.1.3 All quality records are legible and identifiable to the product or process





                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
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                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                   PAGE 17 OF 18




4.16   QUALITY RECORDS (CONTINUED)

             concerned. They may be in the form of any type of media including electronic form. Quality records are stored and maintained in such manner as to provide for ready access. Storage facilities are selected to minimize deterioration or damage and prevent loss.

4.16.1.4 Regulatory Agency records, and Vendor supplied records related to the quality of purchased goods shall be part of this system.

4.17   INTERNAL QUALITY AUDITS

4.17.1 The compliance and effectiveness of the Quality System is verified by conducting internal quality audits on a regular basis. The results of these audits are used by management to identify the state of the Quality System.

4.17.2 Internal quality audits are performed by trained auditors who are independent of the product, process or system that is audited. Audits are planned and performed in accordance with documented procedures.

4.17.3 Records of all audits are maintained and reviewed with the responsible management personnel.

4.17.4 Nonconformance identified during the audit process will be issued corrective actions. These will be discussed and issued during the management review. Corrective action follow-up will be performed in accordance with documented procedures.

4.18   TRAINING

4.18.1 All personnel will have the necessary level of experience or training to enable them to undertake designated tasks competently. In-house training and certification, where specified, is provided. Where necessary, external training resources and facilities will be utilized.

4.18.2 Training records are maintained in accordance with documented procedures. Records are maintained for all training carried out on all employees, including internal, external, and on-the- job, courses attended, and the qualification, and certificates received.





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            AGREEMENT NO. 980427
                                                                      APPENDIX V
                                                                   PAGE 18 OF 18



4.19   SERVICING

       Where servicing is a contractually specified requirement, the company draws up a quality plan in consultation with the client to control this activity. Documented procedures for performing, verifying and reporting that serving meets specified requirements are established as servicing activities are agree to.

4.20   STATISTICAL TECHNIQUES

4.20.1   Identification of Need

    4.20.1.1 HighwayMaster's subcontractors will establish policy and direction for Statistical Process Control implementation and maintenance. Management may consist of: Directors of Manufacturing or Engineering, Quality Assurance Director or their designee.

4.20.1.2 Statistical Control Techniques will be used throughout the manufacturing process as a method of determining material, product and process quality. An examination of the opportunity for Statistical Control Techniques will be performed as new processes are developed. Refer to subcontract manufacturer quality plan.

4.20.2   Procedures

4.20.2.1 Guidelines for the implementation of Statistical Control Techniques are defined and documented at HighwayMaster's subcontractors. Identification of statistical techniques that may be used, the basis for selecting each method used as well as a component for identifying when to use the method to verify customers needs will be defined.





                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       Exhibit A
                                                                     Page 1 of 3





================================================================================
                                 PRIME SUPPLIER
                         MBE/WBE/DVBE PARTICIPATION PLAN
================================================================================

PRIME SUPPLIER NAME:
                    ------------------------------------------------------------
ADDRESS:
        ------------------------------------------------------------------------
TELEPHONE NUMBER:
                 ---------------------------------------------------------------
DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1.       GOALS

         A.       WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

                  o  MINORITY BUSINESS ENTERPRISES (MBES)              %
                                                                 ------
                  o  WOMEN BUSINESS ENTERPRISES (WBES)                 %
                                                                 ------
                  o  DISABLED VETERANS BUSINESS
                     ENTERPRISES (DVBES)                               %
                                                                 ------

         B. WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT WITH PACIFIC BELL? ______________
                  SOUTHWESTERN BELL TELEPHONE COMPANY ("SBC")? ______________ OTHER SBC AFFILIATE? ______________
                  NOTE: INDICATE DOLLAR AWARD(S) AS IT APPLIES TO THIS CONTRACT (I.E., PACIFIC BELL, SBC AND/OR AFFILIATE).

         C.       WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE
                  PURCHASES?





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       Exhibit A
                                                                     Page 2 of 3





                 o  MINORITY BUSINESS ENTERPRISES (MBES)
                                                                 --------
                 o  WOMEN BUSINESS ENTERPRISES (WBES)
                                                                 --------
                 o  DISABLED VETERANS BUSINESS
                    ENTERPRISES (DVBES)
                                                                 --------

*SEE MBE/WBE/DVBE CANCELLATION CLAUSE IN AGREEMENT FOR DEFINITIONS OF MBE, WBE, AND DVBE*

2. LIST THE PRINCIPAL GOODS AND/OR SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBES OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            DETAILED PLAN FOR USE OF M/WBES-DVBES AS SUBCONTRACTORS,
                      DISTRIBUTORS, VALUE ADDED RESELLERS

FOR EVERY PRODUCT AND SERVICE YOU INTEND TO USE, PROVIDE THE FOLLOWING
INFORMATION: (ATTACH ADDITIONAL SHEETS IF NECESSARY)

       COMPANY NAME               CLASSIFICATION      PRODUCTS/SERVICES         $ VALUE         DATE TO BEGIN
                                  (MBE/WBE/DVBE)       TO BE PROVIDED
       ------------               --------------      -----------------         -------         -------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------



                       RESTRICTED PROPRIETARY INFORMATION
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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       Exhibit A
                                                                     Page 3 of 3





3. SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

4. THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:
         o     ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN,
         o     SUBMIT SUMMARY REPORTS, AND

         o COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

         NAME: (PRINTED)
                         -------------------------------------------------------
         TITLE:
               -----------------------------------------------------------------
         TELEPHONE NUMBER:
                          ------------------------------------------------------
         AUTHORIZED SIGNATURE:
                              --------------------------------------------------
         DATE:
              ------------------------------------------------------------------





                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       Exhibit B
                                                                     Page 1 of 2





              EXHIBIT B - PARTICIPATION PLANS AND RESULTS REPORTS

PRIME CONTRACTOR NAME:
ADDRESS:
TELEPHONE NUMBER:
RFQ/RFB/RFP/RFI NUMBER (IF APPLICABLE):   NA
                                          --
DESCRIPTION OF GOODS OR SERVICES:


DEFINITION: A COMMODITY (OR COMMERCIAL) PRODUCT IS DEFINED BY THE REGULATIONS AS
            ONE IN REGULAR PRODUCTION THAT IS SOLD IN SUBSTANTIAL QUANTITIES TO THE GENERAL PUBLIC AND/OR INDUSTRY AT REGULAR PRICES.

IF A COMPANY IS OFFERING A COMMODITY PRODUCT, THEN THE SUBCONTRACTING PLAN MAY RELATE TO THE COMPANY'S GENERAL PRODUCTION OF BOTH COMMERCIAL AND NON-COMMERCIAL PRODUCTS, RATHER THAN JUST SPECIFIC ITEMS BEING PROCURED UNDER THE CONTRACT.

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE SUBCONTRACTING PLAN.

1. DO YOU PLAN TO SUBCONTRACT ANY PORTION OF THE GOODS OR SERVICES BEING QUOTED, BID OR PROPOSED?
                                    YES      NO

2.   IF ANSWER TO ITEM 1 IS YES,

     A.   WHAT IS YOUR OVERALL COMPANY MBE/WBE/DVBE PROGRAM GOAL:

         o   MINORITY BUSINESS ENTERPRISES (MBES)                           0%
         o   WOMEN BUSINESS ENTERPRISES (WBES)                              0%
         o   DISABLED VETERANS BUSINESS ENTERPRISES (DVBES)                 0%

     B.   WHAT IS YOUR PROJECTED MBE/WBE/DVBE PURCHASES:

         o   MINORITY BUSINESS ENTERPRISES (MBES)                           0%
         o   WOMEN BUSINESS ENTERPRISES (WBES)                              0%
         o   DISABLED VETERANS BUSINESS ENTERPRISES (DVBES)                 0%

* SEE MBE/WBE/DVBE CANCELLATION CLAUSE IN AGREEMENT FOR DEFINITIONS OF MBE, WBE, AND DVBE*

3. IF ANSWER TO ITEM 1 IS NO, OR IF NO MBE/WBE/DVBE SUBCONTRACTORS WILL BE UTILIZED WHERE SUBCONTRACTING HAS BEEN IDENTIFIED, PLEASE EXPLAIN IN
     DETAIL: (ATTACH ADDITIONAL SHEETS IF NECESSARY)

      NA





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            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.

                                                            Agreement No. 980427
                                                                       Exhibit B
                                                                     Page 2 of 2





4. LIST THE PRINCIPAL GOODS AND/OR SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBES, SHOULD YOUR QUOTATION, BID OR PROPOSAL BE ACCEPTED: (ATTACH ADDITIONAL SHEETS IF NECESSARY)



5. DESCRIBE WHAT GOOD FAITH EFFORTS YOU PLAN TO UNDERTAKE TO ENSURE THAT MBE/WBE/DVBES WILL HAVE AN EQUITABLE OPPORTUNITY TO COMPETE FOR SUBCONTRACTS TO BE AWARDED: (ATTACH ADDITIONAL SHEETS IF NECESSARY)



6. THE CONTRACTOR AGREES THAT IT WILL MAINTAIN, IF AWARDED THE RESULTING CONTRACT/PURCHASE OR WORK ORDER, ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS ESTIMATED MBE/WBE/DVBE SUBCONTRACTING GOAL(S). CONTRACTOR ALSO ACKNOWLEDGES THE FACT THAT IT WILL BE RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS.



7. THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR CONTRACTOR, WILL:

    o    ADMINISTER THE MBE/WBE/DVBE SUBCONTRACTING PLAN,
    o    SUBMIT SUMMARY REPORTS, AND
    o COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED BY SWBT IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY ATC WITH THE SUBCONTRACTING PLAN.


    NAME:
    TITLE:
    TELEPHONE NUMBER:
    AUTHORIZED SIGNATURE:
    TYPED/PRINTED NAME:
    TITLE:
    DATE:




                       RESTRICTED PROPRIETARY INFORMATION
            The information contained herein is for use by authorized
            employees of the parties and their affiliates hereto only
                  and is not for general distribution within or
                   for distribution outside their respective
                     companies except by written agreement.